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Order                          Entity Name                Organization       State of Organization Type of Business
-----------------------------------------------------------------------------------------------------------------------------------
1.0                            Enron Corp.                Corporation        Oregon                Debtor entity; holding
                                                                                                   Company; to be dissolved
1.1                            Atlantic Commercial        Corporation        Delaware              Debtor entity; intermediate
                               Finance, Inc.                                                       holding company; to be
                                                                                                   dissolved
1.1.1                          Atlantic Commercial        Private Limited    The Netherlands       In process of liquidation; to
                               Finance B.V. i.l.          Company                                  be dissolved
1.1.2                          Atlantic India Holdings    Company            Cayman Islands        Intermediate holding company
                               Ltd.
1.1.3                          EDC Atlantic Ltd.          Company            Cayman Islands        Inactive
1.1.4                          Enron Argentina Ventures,  Corporation        Delaware              Inactive
                               Inc.
1.1.5                          Enron Asia                 Limited Liability  Delaware              Foreign utility company
                               Pacific/Africa/China LLC   Company
1.1.5.1                        Enron Biomass Ltd.         Company            Cayman Islands        Inactive
1.1.5.2                        Enron Changjiang Utilities Company            Cayman Islands        Inactive
                               Holdings Ltd.
1.1.5.3                        Enron Cote d'Ivoire        Company            Cayman Islands        Inactive
                               Pipelines Ltd.
1.1.5.4                        Enron Development Funding  Company            Cayman Islands        Financing entity
                               Ltd.
1.1.5.5                        Enron Development          Company            Cayman Islands        Debtor entity; power plant
                               Management Ltd.                                                     operations supervising company
1.1.5.5.1                      Enron Guam Piti            Corporation        Guam                  Foreign utility company
                               Corporation
1.1.5.6                        Enron Global Assets and    Corporation        Delaware              Service company
                               Services Inc.
1.1.5.7                        Enron Hainan Ltd.          Company            Cayman Islands        Inactive
1.1.5.7.1                      Hainan Funding LLC         Limited Liability  Turks and Caicos      Funding company
                                                          Company
1.1.5.8                        Enron International        Company            Cayman Islands        Inactive
                               (Philippines) Ltd.
1.1.5.9                        Enron International        Company            Cayman Islands        Intermediate FUCO holding
                               Chengdu Power Holdings Ltd.                                         company
1.1.5.9.1                      Enron International        Company            Mauritius             FUCO holding company
                               Chengdu Power Ltd.
1.1.5.9.1.1                    Sichuan Jialing Electric   Corporation        China                 Foreign utility company
                               Power Co., Ltd.
1.1.5.10                       Enron International China  Company            Cayman Islands        Intermediate non-utility
                               CP Ltd.                                                             holding company
1.1.5.10.1                     China Pipeline Holdings    Company            Cayman Islands        Inactive
                               Ltd.
1.1.5.11                       Enron International China  Company            Cayman Islands        Inactive
                               Pipeline Ltd.
1.1.5.12                       Enron International Korea  Corporation        Delaware              Debtor entity; intermediate
                               Holdings Corp.                                                      FUCO holding company
1.1.5.12.1                     Enron International Korea  Company            Cayman Islands        Intermediate FUCO holding
                               Holdings Company Ltd.                                               company
1.1.5.12.1.1                   Enron International Korea  Limited Liability  Delaware              Intermediate FUCO holding
                               LLC                        Company                                  company
1.1.5.12.1.1.1                 SK-Enron Co., Ltd.         Corporation        Korea                 FUCO holding company
1.1.5.12.1.1.1.1               Chonnam City Gas Co., Ltd. Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.2               Choongnam City Gas Co.,    Corporation        Korea                 Foreign utility company
                               Ltd.
1.1.5.12.1.1.1.3               Chongju City Gas Co., Ltd. Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.4               Daehan City Gas Co., Ltd.  Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.4.1             Daehan City Gas            Corporation        Korea                 Service company
                               Engineering Co.
1.1.5.12.1.1.1.5               Iksan City Gas Co., Ltd.   Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.6               Iksan Energy Co., Ltd.     Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.7               Kangwon City Gas Co., Ltd. Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.8               Kumi City Gas Co., Ltd.    Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.9               Pohang City Gas Co., Ltd.  Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.10              Pusan City Gas Co., Ltd.   Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.10.1            Pusan City Gas Development Corporation        Korea                 Service company
                               Co.
1.1.5.12.1.1.1.11              SK Gas Co., Ltd.           Corporation        Korea                 Foreign utility company
1.1.5.12.1.1.1.11.1            Unkwang Gas Industry Co.,  Corporation        Korea                 Seller of LPG and oil
                               Ltd.
1.1.5.13                       Enron International        Corporation        Delaware              Intermediate non-utility
                               Merchant Holdings Inc.                                              holding company
1.1.5.13.1                     Enron Australia Energy     Company            Cayman Islands        Non-utility holding company
                               Holdings Ltd.
1.1.5.13.1.1                   Enron Australia Energy     Limited Liability  Delaware              Inactive
                               Investments LLC            Company
1.1.5.13.2                     Enron Australia Finance    Company            Cayman Islands        Non-utility holding company
                               Holdings Ltd.
1.1.5.13.2.1                   Enron Australia Finance    Limited Liability  Delaware              Non-utility holding company
                               Investments LLC            Company
1.1.5.13.3                     Enron Australia Holdings   Company            Cayman Islands        Non-utility holding company
                               Ltd.
1.1.5.13.3.1                   Enron Australia            Limited Liability  Delaware              Inactive
                               Investments LLC            Company
1.1.5.14                       Enron International        Company            Cayman Islands        Intermediate non-utility
                               Philippines Holdings Ltd.                                           holding company
1.1.5.14.1                     Enron International        Company            Cayman Islands        Inactive
                               Philippines Investments
                               Ltd.
1.1.5.15                       Enron International        Company            Cayman Islands        Non-utility holding company
                               Thailand NSM Ltd.
1.1.5.15.1                     Chonburi Cogen Limited     Corporation        Thailand              Inactive
1.1.5.16                       Enron Japan Holdings B.V.  Private Limited    The Netherlands       Inactive
                                                          Company
1.1.5.17                       Enron Japan Marketing      Private Limited    The Netherlands       Inactive
                               Holdings B.V.              Company
1.1.5.18                       Enron Kalimantan Power     Corporation        Delaware              Inactive
                               Corp.
1.1.5.19                       Enron Nigeria Power        Company            Cayman Islands        Non-utility holding company
                               Holding Ltd.
1.1.5.19.1                     Enron Nigeria Barge        Company            Cayman Islands        Inactive
                               Holding Ltd.
1.1.5.19.2                     Enron Nigeria IPP Holding  Company            Cayman Islands        Non-utility holding company
                               Ltd.
1.1.5.19.2.1                   Enron Nigeria Power        Private Company    Nigeria               Foreign utility company;
                               Limited                                                             inactive
1.1.5.19.3                     Enron Nigeria Pipeline     Company            Cayman Islands        Non-utility holding company
                               Holding Ltd.
1.1.5.19.3.1                   Enron Nigeria Pipeline     Private Company    Nigeria               Inactive
                               Limited
1.1.5.20                       Enron Nippon Holdings LLC  Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company
1.1.5.20.1                     E Power Holdings Corp.     Corporation        Delaware              Debtor entity; inactive
1.1.5.20.1.1                   E Power Corporation        Corporation        Japan                 Inactive; voluntary bankruptcy
                                                                                                   in Japan
1.1.5.21                       Enron Papua New Guinea Ltd.Company            Cayman Islands        Inactive
1.1.5.21.1                     EP InterOil Ltd.           Company            Cayman Islands        Non-utility holding company
1.1.5.21.1.1                   InterOil Pty Limited       Corporation        Papua New Guinea      Non-utility operating company
1.1.5.22                       Enron Southern Africa      Company            Cayman Islands        Non-utility holding company
                               Holdings
1.1.5.22.1                     Enron Southern Africa      Company            Cayman Islands        Non-utility holding company
                               Investments
1.1.5.22.2                     Enron Southern Africa      Company            Cayman Islands        Inactive
                               Development Ltd.
1.1.5.22.2.1                   Mozambique Steel Holdings  Company            Cayman Islands        Inactive
                               Ltd.
1.1.5.23                       Enron Wenchang Holdings    Company            Cayman Islands        Intermediate non-utility
                               Company Ltd.                                                        holding company
1.1.5.23.1                     Enron Hainan Wenchang      Company            Cayman Islands        Intermediate non-utility
                               Company Ltd.                                                        holding company
1.1.5.23.1.1                   Hainan Holdings Ltd.       Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company
1.1.5.23.1.1.1                 Enron Reserve III B.V.     Private Limited    The Netherlands       Non-utility holding company
                               Company
1.1.5.23.1.1.1.1               Enron Wenchang Power C.V.  Private Limited    The Netherlands       Non-utility holding company
                               Company
1.1.5.23.1.1.1.2               Hainan Meinan Power        Private Limited    China                 Inactive
                               Services Company, Limited  Company
1.1.5.23.1.1.1.2.1             Hainan Meinan Power        General            China                 Inactive
                               Company CJV                Partnership
1.1.5.23.2                     Enron Wenchang Investments Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company
1.1.5.24                       Hainan Funding Ltd.        Company            Cayman Islands        Non-utility holding company
1.1.5.25                       Multiva Holdings, Ltd.     Company            Cayman Islands        Non-utility holding company
1.1.5.25.1                     Ilijan Power Corporation   Corporation        Phillipines           Inactive
1.1.6                          Enron Brazil Power         Company            Cayman Islands        Debtor entity; intermediate
                               Holdings XI Ltd.                                                    holding company
1.1.6.1                        Enron Brazil Power         Company            Cayman Islands        Intermediate holding company
                               Investments XI Ltd.
1.1.6.2                        ETB - Energia Total do     Private Limited    Brazil                Special purpose vehicle for
                               Brasil Ltda.               Company                                  bids in Brazil
1.1.6.2.1                      ELEKTRO - Eletricadade e   Public Limited     Brazil                Foreign utility company
                               Servicos S.A.              Company
1.1.6.2.1.1                    Terraco Investments Ltd.   Company            Cayman Islands        Inactive
1.1.6.2.2                      ELEKTRO Comercializadora   Private Limited    Brazil                Service company
                               de Energia Ltda.           Company
1.1.7                          Enron Caribbean Basin LLC  Limited Liability  Delaware              Foreign utility company
                               Company
1.1.7.1                        Enron Venezuela Ltd.       Company            Cayman Islands        Non-utility holding company
1.1.7.1.1                      Enron Venezuela Ltd. -     Branch             Venezuela             Branch of non-utility holding
                               Venezuelan Branch                                                   company
1.1.7.2                        Energy Caribbean Finance   Company            Cayman Islands        Inactive
                               Company
1.1.7.3                        Enron Americas, Inc.       Corporation        Delaware              Non-utility holding company
1.1.7.3.1                      The Protane Corporation    Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company
1.1.7.3.1.1                    Citadel Corporation        Company            Cayman Islands        Non-utility holding company
                               Limited
1.1.7.3.1.1.1                  Enron Caribbean Holdings   Company            Cayman Islands        Inactive
                               Ltd.
1.1.7.3.2                      Enron Americas Energy      Corporation        Puerto Rico           Inactive
                               Services, Inc.
1.1.7.3.3                      V. Holdings Industries,    Public Limited     Venezuela             Intermediate holding company
                               S.A.                       Company
1.1.7.3.3.1                    Finven Financial           Company            Cayman Islands        Non-utility holding company
                               Institution Limited
1.1.7.3.3.2                    Java Investments Ltd.      Limited Company    Barbados              Project company
1.1.7.3.3.3                    VENGAS, S.A.               Public Limited     Venezuela             LPG distributor and related
                                                          Company                                  LPG business activities in
                                                                                                   Venezuela
1.1.7.3.3.3.1                  Duck Lake International    Corporation        Aruba                 Inactive
                               A.V.V.
1.1.7.3.3.3.2                  Industrias Electricas de   Company            Cayman Islands        Inactive
                               Ventane Ltd.
1.1.7.3.3.3.3                  Compania Anonima Luz y     Public Limited     Venezuela             Foreign utility company
                               Fuerza Electrica de Puerto Company
                               Caballo (CALIFE)
1.1.7.3.3.3.4                  Pan Holdings Vencaribe     Limited Company    Barbadoes             Inactive
                               Limited
1.1.7.4                        Enron Caribbean Basin      Company            Cayman Islands        Inactive
                               Energy Services Ltd.
1.1.7.4.1                      Enron Colombia Energy      Company            Cayman Islands        Inactive
                               Services Ltd.
1.1.7.5                        Enron Caribbean Basin      Limited Liability  Delaware              Inactive
                               Finance LLC                Company
1.1.7.6                        Enron Caribbean Finance    Company            Cayman Islands        Non-utility holding company
                               Ltd.
1.1.7.7                        Enron Caribe Holdings Ltd. Company            Cayman Islands        Inactive
1.1.7.7.1                      Enron Caribe Ltd.          Company            Cayman Islands        Inactive
1.1.7.8                        Enron Caribe III Ltd.      Company            Cayman Islands        Intermediate holding company
1.1.7.8.1                      Enron Internacional        Public Limited     Panama                Intermediate holding company
                               Panama, S.A                Company
1.1.7.8.1.1                    Bahia Las Minas Corp.      Corporation        Panama                Foreign utility company
1.1.7.9                        Enron Caribe VI Holdings   Company            Cayman Islands        Debtor entity; intermediate
                               Ltd. holding company
1.1.7.9.1                      Enron Caribe VI Ltd.       Company            Cayman Islands        Intermediate holding company
1.1.7.9.1.1                    Empresa Energetica         Company            Cayman Islands        Foreign utility company
                               Corinto Ltd.
1.1.7.9.1.1.1                  Empresa Energetica Corinto Branch             Nicaragua             Foreign utility company
                               Ltd. - Nicaraguan Branch
1.1.7.10                       Enron Colombia Holdings    Company            Cayman Islands        Inactive Non-Utility
                               Ltd.                                                                Intermediate Holding Company -
                                                                                                   Slated for future dissolution.
1.1.7.10.1                     ACCROSERV SRL              Private Limited    Barbados              NGLs service company
                                                          Company
1.1.7.10.1.1                   ACCROSERV SRL -            Branch             Venezuela             NGLs service company
                               Venezuelan Branch                                                   Inactive Non-Utility
                                                                                                   Intermediate Holding
1.1.7.11                       Enron Colombia Inc.        Corporation        Delaware              Company-Slated for future
                                                                                                   dissolution.
1.1.7.12                       Enron Colombia Power       Company            Cayman Islands        Inactive Intermediate Holding
                               Marketing Holding Ltd.                                              Company - Slated for
                                                                                                   dissolution.
1.1.7.12.1                     Enron Colombia Power       Company            Cayman Islands        Inactive Intermediate Holding
                               Marketing Ltd.                                                      Company - Slated for
                                                                                                   dissolution.
1.1.7.13                       Enron de Nicaragua Ltd.    Company            Cayman Islands        Entity to participate in
                                                                                                   public bid offering for
                                                                                                   privatization of distribution
                                                                                                   and generation companies of
                                                                                                   the Empresa Nicaraguense de
                                                                                                   Electricidad (ENEL)
1.1.7.14                       Enron Guatemala Holdings   Company            Cayman Islands        Intermediate holding company
                               Ltd.
1.1.7.14.1                     Enron Servicios Guatemala,                    Guatemala             Foreign utility company
                               Limitada
1.1.7.14.1.1                   Enron Servicios Guatemala, Branch             El Salvador           Service company
                               Ltda. - El Salvador Branch
1.1.7.14.2                     Electricidad del Pacifico, Public Limited     Guatemala             Inactive
                               S.A.                       Company
1.1.7.14.3                     PQP Limited                                   Cayman Islands        Intermediate holding company
1.1.7.14.3.1                   Puerto Quetzal Power LLC   Limited Liability  Delaware              Foreign utility company
                                                          Company
1.1.7.14.3.1.1                 Pacific Energy Financing   Private Limited    St. Lucia             Financing entity
                               Ltd.                       Company
1.1.7.14.3.1.2                 Poliwatt Ltda.             Private Limited    Guatemala             Service company
                                                          Company
1.1.7.14.3.1.2.1               Poliwatt, Ltda. - El       Branch             El Salvador           Service company
                               Salvador Branch
1.1.7.14.4                     Puerto Quetzal Power LLC - Branch             Guatemala             Branch of Puerto Quetzal Power
                               Guatemala Branch                                                    LLC
1.1.7.15                       Enron Industrial de        Company            Cayman Islands        Non-utility Intermediate
                               Venezuela Ltd.                                                      holding company.
1.1.7.15.1                     ACCROVEN SRL               Private Limited    Barbadoes             NGLs service company
                                                          Company
1.1.7.15.1.1                   ACCROVEN SRL - Venezuelan  Branch             Venezuela             NGLs service company
                               Branch
1.1.7.15.2                     Compression Projects       Company            Cayman Islands        Non-utility Intermediate
                               Finance Ltd.                                                        holding company.
1.1.7.16                       Global Expat Services LLC  Limited Liability  Delaware              Payroll Service company
                                                          Company
1.1.8                          Enron Colombia Energy B.V. Private Limited    The Netherlands       Inactive; intermediate holding
                                                          Company                                  company - In process of
                                                                                                   dissolution.
1.1.8.1                        Enron Power Colombia C.V.  Private Limited    The Netherlands       Inactive Intermediate holding
                                                          Company                                  company - In process of
                                                                                                   dissolution.
1.1.9                          Enron Colombia             Private Limited    The Netherlands       Inactive Intermediate holding
                               Transportation B.V.        Company                                  company - In process of
                                                                                                   dissolution.
1.1.10                         Enron EPI Inc.             Corporation        Delaware              To hold interests in foreign
                                                                                                   entities; to be dissolved
1.1.11                         Enron Europe Operations    Private Limited    England               Exempt wholesale generator
                               (Advisor) Ltd.             Company                                  (Service company); local
                                                                                                   insolvency in process*
1.1.11.1                       Enron Poland Supervisory   Company            Poland                Operations and Maintenance
                               Company Sp. z.o o.                                                  Service company; in
                                                                                                   liquidation*
1.1.12                         Enron Europe Operations    Private Limited    England               Service company; local
                               (Supervisor) Ltd.          Company                                  insolvency in process*
1.1.13                         Enron Global LNG LLC       Limited Liability  Delaware              Debtor entity; LNG Marketer;
                                                          Company                                  to be dissolved
1.1.13.1                       Calypso Pipeline, L.L.C.   Limited Liability  Delaware              Debtor entity; LNG Pipeline;
                                                          Company                                  to be dissolved
1.1.13.2                       Enron Americas LNG Company Corporation        Delaware              LNG Marketer; to be dissolved
1.1.13.3                       Enron Bahamas LNG Ltd.     Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.13.3.1                     Enron Bahamas Co. Ltd      Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.13.3.2                     Enron Bahamas LNG Holding, Company            Grand Bahamas         Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.13.3.2.1                   Hawksbill Creek LNG, Ltd.  Company            Grand Bahamas         LNG Marketer; to be dissolved
1.1.13.4                       Enron International Fuel   Corporation        Delaware              Debtor entity; fuel service
                               Management Company                                                  company; to be dissolved
1.1.13.5                       Enron LNG Atlantic         Company            Cayman Islands        Intermediate non-utility
                               Holdings Ltd.                                                       holding company; to be
                                                                                                   dissolved
1.1.13.5.1                     Enron (UFEN) Generadora    Company            Cayman Islands        LNG Storage; to be dissolved
                               Ltd.
1.1.13.5.1.1                   Enron Dominicana LNG de    Corporation        Luxembourg            Ownership chain of LNG power
                               Luxemburgo S.a.R.L.                                                 plant; to be dissolved
1.1.13.5.1.1.1                 Enron Dominicana B.V.      Private Limited    The Netherlands       Inactive; shelf company; to be
                                                          Company                                  dissolved
1.1.13.5.2                     Enron LNG Atlantic         Private Limited    The Netherlands       Intermediate non-utility
                               Investments Ltd.           Company                                  holding company; to be
                                                                                                   dissolved
1.1.13.5.2.1                   Enron Venezuela LNG        Private Limited    Netherlands Antilles  Intermediate non-utility
                               (Antilles) Holdings, N.V.  Company                                  holding company; to be
                                                                                                   dissolved
1.1.13.5.2.1.1                 Enron Venezuela LNG        Private Limited    The Netherlands       Intermediate non-utility
                               (Netherlands) Holdings,    Company                                  holding company; to be
                               B.V.                                                                dissolved
1.1.13.5.2.1.1.1               Enron LNG Atlantic I, SRL  Private Limited    Venezuela             LNG Marketer; to be dissolved
                                                          Company
1.1.13.5.2.1.1.1.1             Enron LNG Atlantic II, CPA Limited            Venezuela             LNG Marketer; to be dissolved
                                                          Partnership
1.1.13.6                       Enron LNG (BVI) Marketing  Limited Company    British Virgin        LNG Marketer; to be dissolved
                               Ltd.                                          Islands
1.1.13.6.1                     Enron LNG Marketing LLC    Limited Liability  Delaware              Debtor entity; LNG Marketer;
                                                          Company                                  to be dissolved
1.1.13.7                       Enron LNG Shipping         Company            Cayman Islands        Debtor entity; special purpose
                               Company                                                             non-utility holding company;
                                                                                                   shipping; to be dissolved
1.1.14                         Enron Haripur Holdings     Private Limited    The Netherlands       Intermediate non-utility
                               B.V.                       Company                                  holding company; to be
                                                                                                   dissolved
1.1.14.1                       Enron Pipe Gas C.V.        Limited PartnershipThe Netherlands       Inactive; to be dissolved
1.1.15                         Enron India LLC            Limited Liability  Delaware              Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.1.15.1                       En-Sonar Haripur Power     Corporation        Bangladesh            Intermediate non-utility
                               Limited                                                             holding company; to be
                                                                                                   dissolved
1.1.15.2                       Enron Ennore Holdings Ltd. Company            Cayman Islands        Inactive; to be dissolved
1.1.15.3                       Enron Fuels Services       Company            Cayman Islands        Intermediate non-utility
                               Holding Ltd.                                                        holding company; to be
                                                                                                   dissolved
1.1.15.3.1                     Enron MHC LNG India Ltd.   Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.15.3.1.1                   Metropolis Gas Company     Corporation        India, Marahashtra    Inactive; to be divested or
                               Private Limited                                                     dissolved
1.1.15.4                       Enron India Telecom Ltd.   Company            Cayman Islands        Inactive; to be dissolved
1.1.15.4.1                     Telecom MHC Limited        Corporation        Mauritius             Inactive; to be dissolved
1.1.15.5                       Enron International        Company            Cayman Islands        Intermediate non-utility
                               Bangladesh Power Holding                                            holding company; to be
                               Co. Ltd.                                                            dissolved
1.1.15.5.1                     Enron International Power  Company            Cayman Islands        Inactive; to be dissolved
                               Barge Ltd.
1.1.15.6                       Enron International CMI    Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.15.6.1                     Enron MHC India            Corporation        Mauritius             Intermediate non-utility
                               Development Ltd.                                                    holding company; to be
                                                                                                   dissolved
1.1.15.7                       Enron International Ennore Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.15.7.1                     Ennore Energy Company Ltd. Company            Mauritius             Inactive; to be dissolved
1.1.15.8                       Enron International India  Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.15.8.1                     Enron Distribution         Corporation        Mauritius             Inactive; to be dissolved
                               Ventures MHC Ltd.
1.1.15.8.2                     Enron India CFH Ltd.       Company            Mauritius             Inactive; to be dissolved
1.1.15.9                       Enron International PAL    Company            Cayman Islands        Intermediate non-utility
                               India Ltd.                                                          holding company; to be
                                                                                                   dissolved
1.1.15.9.1                     Enron India GDR Holding    Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.1.16                         Enron International B.V.   Private Limited    The Netherlands       Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.1.16.1                       Enron International C.V.   Limited PartnershipThe Netherlands       Inactive; to be dissolved
1.1.17                         Enron International        Company            Cayman Islands        Intermediate limited interest
                               Capital Management Ltd.                                             holding company; to be
                                                                                                   dissolved
1.1.18                         Enron International Global Company            Cayman Islands        To provide loans to third
                               Funding Ltd.                                                        parties on international
                                                                                                   projects; to be dissolved
1.1.19                         Enron International Korea  Limited Liability  Delaware              Representative office and
                               Resources LLC              Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.1.20                         Enron Middle East LLC      Limited Liability  Delaware              Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.1.20.1                       Enpak Holdings Ltd.        Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.20.1.1                     Enpak Investments Ltd.     Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.20.1.2                     Enpak Power Company Ltd.   Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.20.1.2.1                   Enpak Power (Private)      Private Company    Pakistan              Inactive; to be dissolved
                               Company
1.1.20.2                       Enron Bahrain Gas          Limited Liability  Delaware              Inactive; to be dissolved
                               Operations LLC             Company
1.1.20.3                       Enron Global Pakistan Ltd. Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.20.3.1                     Enron Global Mauritius     Limited Liability  Mauritius             Inactive; in process of
                               Company, L.L.C.            Company                                  dissolution
1.1.20.3.2                     Enron Mauritius Pakistan   Limited Liability  Mauritius             Inactive; in process of
                               Company Company, L.L.C.    Company                                  dissolution
1.1.20.4                       Enron Gulf Holdings Ltd.   Company            Cayman Islands        Inactive; to be dissolved
1.1.20.5                       Enron Middle East Ltd.     Company            Cayman Islands        Inactive; to be dissolved
1.1.20.6                       Enron Palestine Inc.       Company            Cayman Islands        Inactive; to be dissolved
1.1.20.6.1                     Enron Gaza Power Private   Private Limited    Palestine             Inactive; to be dissolved
                               Limited Company            Company
1.1.20.6.1.1                   Enron Gaza International   Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.1.20.7                       Enron Qatar Holdings Ltd.  Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.20.7.1                     Enron Qatar Investments    Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.20.7.2                     Enron Qatar Ltd.           Company            Cayman Islands        Inactive; to be dissolved
1.1.20.7.2.1                   Enron Qatar LNG Marketing  Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.1.21                         Enron Power Services B.V.  Private Limited    The Netherlands       In bankruptcy liquidation; to
                                                          Company                                  be dissolved
1.1.22                         Enron Reserve 4 B.V.       Private Limited    The Netherlands       Holding company for the
                                                          Company                                  Marmara, Turkey project; to be
                                                                                                   dissolved
1.1.22.1                       Enron Power Management     Private Limited    The Netherlands       Intermediate non-utility
                               B.V.                       Company                                  holding company; to be
                                                                                                   dissolved
1.1.22.2                       Enron Proje Yonetimi       Corporation        Turkey                Inactive service company
                               Limited Sirketi                                                     (design, procurement,
                                                                                                   construction); to be dissolved
1.1.23                         Enron Reserve 6 B.V.       Private Limited    The Netherlands       Intermediate exempt wholesale
                                                          Company                                  generator holding company
1.1.23.1                       SII Holdings 4 B.V.        Private Limited    The Netherlands       Intermediate exempt wholesale
                                                          Company                                  generator holding company
1.1.23.2                       SII Enerji ve Uretim       Corporation        Turkey                Exempt wholesale generator
                               Limited Sirketi                                                     (Service O&M company)
1.1.24                         Enron Reserve 7 B.V.       Private Limited    The Netherlands       Intermediate holding company
                                                          Company
1.1.24.1                       Enron (Bolivia) C.V.       Limited PartnershipThe Netherlands       Intermediate holding company
1.1.24.1.1                     Enron (Bolivia) C.V. -     Branch             Bolivia               Intermediate holding company -
                               Bolivian Branch                                                     branch
1.1.24.1.2                     Gas Transboliviano S.A.    Corporation        Bolivia               Service company - Natural Gas
                                                                                                   Services Pipeline
1.1.25                         Enron Reserve 8 B.V. i.l.  Private Limited    The Netherlands       Shelf company - In
                                                          Company                                  Liquidation; to be dissolved
1.1.26                         Enron Reserve 9 B.V. i.l.  Private Limited    The Netherlands       General partner for Enron
                                                          Company                                  Power El Salvador C.V. - In
                                                                                                   Liquidation; to be dissolved
1.1.27                         Enron Reserve I B.V.       Private Limited    The Netherlands       Shelf company - In
                                                          Company                                  Liquidation; to be dissolved
1.1.28                         Enron Reserve II B.V.      Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be divested or dissolved
1.1.28.1                       Offshore Power Operations  Limited PartnershipThe Netherlands       Foreign utility company; to be
                               C.V.                                                                dissolved
1.1.29                         Enron South America LLC    Limited Liability  Delaware              Foreign utility company; to be
                                                          Company                                  dissolved
1.1.29.1                       Belo Horizonte Power Ltd.  Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.29.2                       Bolivia Holdings Ltd.      Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company
1.1.29.2.1                     Enron Transportadora       Company            Cayman Islands        Non-utility Intermediate
                               Holdings Ltd.                                                       holding company.
1.1.29.2.1.1                   Enron Brazil Services Ltd. Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company
1.1.29.2.1.1.1                 Enron Brazil Ltd.          Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company
1.1.29.2.1.1.2                 Enron America do Sul Ltda. Limited Liability  Brazil                To hold the Brazilian office
                                                          Company                                  lease and fund development
                                                                                                   expenses in Brazil.
1.1.29.2.1.1.2.1               Enron America do Sul Ltda. Branch             Rio de Janeiro        Inactive
                               - Rio Branch
1.1.29.2.1.1.2.2               Enron America do Sul Ltda. Branch             Bahia, Salvador       Inactive
                               - Salvador Branch
1.1.29.2.1.2                   TR Holdings (Bolivia) C.V. General PartnershipThe Netherlands       Inactive; non-Utility
                                                                                                   Intermediate Company; to be
                                                                                                   dissolved
1.1.29.2.1.3                   TR Holdings Ltda.          Private Limited    Bolivia               Non-utility Intermediate
                                                          Company                                  holding company.
1.1.29.2.1.3.1                 Transporte de              Corporation        Bolivia               Natural gas services company
                               Hidrocarburos S.A.
                               (Transredes S.A.)
1.1.29.2.1.3.2                 Transredes do Brasil Ltda. Private Limited    Brazil                Non-utility Intermediate
                                                          Company                                  holding company.
1.1.29.2.1.3.2.1               Transportadora Brasileira  Corporation        Brazil                Natural gas services company
                               Gasoduto Bolivia - Brasil
1.1.29.2.1.4                   Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings II Ltd.                                                    holding company
1.1.29.2.1.4.1                 Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments II Ltd.                                                 holding company
1.1.29.3                       Brazil Energy Investments  Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.29.3.1                     Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments XII Ltd.                                                holding company; to be
                                                                                                   dissolved
1.1.29.4                       Brazil Power Investments   Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.29.5                       Enron Argentina CHESA      Corporation        Delaware              Intermediate non-utility
                               Holdings, Inc.                                                      holding company; to be
                                                                                                   dissolved
1.1.29.6                       Enron Argentina            Company            Cayman Islands        Inactive; to be dissolved
                               Development Ltd.
1.1.29.6.1                     Cordex Americas 1997,      Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.1.29.7                       Enron Argentina            Corporation        Delaware              Intermediate non-utility
                               Investments, Inc.                                                   holding company; to be
                                                                                                   dissolved
1.1.29.7.1                     Enron CHESA Delaware       Limited Liability  Delaware              Inactive; to be dissolved
                               Limited Liability Company  Company
1.1.29.7.2                     Enron CHESA Texas Limited  Limited Liability  Texas                 Inactive; to be dissolved
                               Liability Company          Company
1.1.29.7.2.1                   Enron International        Company            Cayman Islands        Intermediate non-utility
                               Argentina Holdings Ltd.                                             holding company
1.1.29.7.2.1.1                 Enron International        Company            Cayman Islands        Intermediate non-utility
                               Argentina Investments Ltd.                                          holding company
1.1.29.7.2.1.1.1               Enron Comercializadora de  Public Limited     Argentina             Service company
                               Energia Argentina S.A.     Company
1.1.29.8                       Enron Brazil Power         Company            Cayman Islands        Debtor entity; intermediate
                               Holdings I Ltd.                                                     holding company; to be
                                                                                                   dissolved
1.1.29.8.1                     GasMat Holdings Ltd.       Company            Cayman Islands        Intermediate holding company
1.1.29.8.1.1                   GasMat Investments Ltd.    Company            Cayman Islands        Intermediate holding company
1.1.29.8.1.2                   GasOcidente do Mato Grosso Corporation        Brazil                Non-utility company
                               Ltda.
1.1.29.8.1.2.1                 GasOcidente do Mato Grosso Branch             Brazil                Non-utility company - branch
                               Ltda. - Cuiaba/Mato Grosso
                               Branch
1.1.29.9                       Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings III Ltd.                                                   holding company; to be
                                                                                                   dissolved
1.1.29.9.1                     Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments III Ltd.                                                holding company; to be
                                                                                                   dissolved
1.1.29.9.2                     EBD - Empresa Brasileira   Corporation        Brazil                Inactive; to be dissolved
                               Distribuidora Ltda.
1.1.29.10                      Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings IV Ltd.                                                    holding company
1.1.29.11                      Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings VI Ltd.                                                    holding company; to be
                                                                                                   dissolved
1.1.29.11.1                    Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments VI Ltd.                                                 holding company; to be
                                                                                                   dissolved
1.1.29.12                      Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings VII Ltd.                                                   holding company; to be
                                                                                                   dissolved
1.1.29.12.1                    Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments VII Ltd.                                                holding company; to be
                                                                                                   dissolved
1.1.29.12.2                    Enron Comercializadora de  Corporation        Brazil                Service company
                               Energia Ltda.
1.1.29.13                      Enron Brazil Power         Company            Cayman Islands        To be partner in Brazil
                               Holdings X Ltd.                                                     limitada to be formed for
                                                                                                   potential bids.
1.1.29.13.1                    Enron Brazil Power         Company            Cayman Islands        To be partner in Brazil
                               Investments X Ltd.                                                  limitada to be formed for
                                                                                                   potential bids.
1.1.29.13.2                    Geracao Centro Oeste Ltda. Corporation        Brazil                Service company - Holds ANEEL
                                                                                                   (Brazilian Government)
                                                                                                   authorization for EPE-Empresa
                                                                                                   Produtora de Energia Ltda.
                                                                                                   (Cuiaba Project).
1.1.29.14                      Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Holdings XVIII Ltd.                                                 holding company; to be
                                                                                                   dissolved
1.1.29.14.1                    Enron Brazil Power         Company            Cayman Islands        Intermediate non-utility
                               Investments XVIII Ltd.                                              holding company; to be
                                                                                                   dissolved
1.1.29.14.2                    RJG - Rio de Janeiro       Corporation        Brazil                Inactive; to be dissolved
                               Generation Ltda.
1.1.29.15                      Enron Development Belo     Company            Cayman Islands        Intermediate non-utility
                               Horizonte Ltd.                                                      holding company; to be
                                                                                                   dissolved
1.1.29.15.1                    Enron Brazil Development   Limited            The Netherlands       Inactive; to be dissolved
                               C.V.                       Partnership
1.1.29.16                      Enron Development Brazil   Company            Cayman Islands        To serve as the general
                               Ltd.                                                                partner to Enron Electric
                                                                                                   Power Brazil C.V.; to be
                                                                                                   dissolved
1.1.29.16.1                    Enron Electric Power       Limited            The Netherlands       Intermediate holding company;
                               Brazil C.V.                Partnership                              to be dissolved
1.1.29.17                      Enron do Brazil Holdings   Company            The Netherlands       Debtor entity; intermediate
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.29.17.1                    EPE Holdings Ltd.          Company            Cayman Islands        Intermediate holding company
1.1.29.17.1.1                  EPE - Empresa Produtora de Corporation        Brazil                Foreign utility company
                               Energia Ltda.
1.1.29.17.1.1.1                EPE - Empresa Produtora de Branch             Brazil                Foreign utility company -
                               Energia Ltda. -                                                     branch
                               Cuiaba/Mato Grosso Branch
1.1.29.17.1.2                  EPE Generation Holdings    Company            Cayman Islands        Intermediate holding company
                               Ltd.
1.1.29.17.1.3                  EPE Investments Ltd.       Company            Cayman Islands        Intermediate holding company
1.1.29.17.2                    Enron do Brazil            Company            Cayman Islands        Inactive intermediate holding
                               Investments Ltd.                                                    company; to be dissolved
1.1.29.18                      Enron Electric Brazil      Company            Cayman Islands        Inactive intermediate holding
                               Holdings Ltd.                                                       company - proposed for
                                                                                                   dissolution
1.1.29.18.1                    Enron Electric Brazil Ltd. Company            Cayman Islands        Inactive intermediate holding
                                                                                                   company - proposed for
                                                                                                   dissolution
1.1.29.18.1.1                  EN Eletricidade do Brasil  Corporation        Brazil                Service company
                               Ltda.
1.1.29.19                      Enron International Bahia  Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.1.29.19.1                    Enron International Bahia  Company            Cayman Islands        Inactive; to be dissolved
                               Holdings Ltd.
1.1.29.20                      Enron International        Company            Cayman Islands        Intermediate non-utility
                               Bolivia Holdings Ltd.                                               holding company
1.1.29.20.1                    Enron International        Company            Cayman Islands        Inactive non-utility
                               Bolivia Investments Ltd.                                            intermediate holding company;
                                                                                                   to be dissolved
1.1.29.20.2                    GasOriente Boliviano Ltda. Corporation        Bolivia               Natural gas service company
1.1.29.21                      Enron South America Energy Company            Cayman Islands        Non-utility holding company;
                               Services Holdings Ltd.                                              to be dissolved
1.1.29.21.1                    Enron South America Energy Company            Cayman Islands        Intermediate non-utility
                               Services Investments Ltd.                                           holding company; to be
                                                                                                   dissolved
1.1.29.22                      Enron South America        Limited Liability  Delaware              Inactive; to be dissolved
                               Turbine LLC                Company
1.1.29.23                      Enron Transportadora de    Company            Cayman Islands        Intermediate non-utility
                               Bolivia Ltd.                                                        holding company; to be
                                                                                                   dissolved
1.1.29.23.1                    Enron Transportadora       Public Limited     Bolivia               Inactive; to be dissolved
                               (Bolivia) S.A.             Company
1.1.29.24                      Enron Transportadora       Company            Cayman Islands        Intermediate non-utility
                               Uruguay Ltd.                                                        holding company; to be
                                                                                                   dissolved
1.1.29.25                      Global Petroleum & Gas     Company            Cayman Islands        Inactive; to be dissolved
                               Industry II Limited
1.1.29.26                      International Energy       Corporation        Delaware              Intermediate non-utility
                               Developments of Peru Corp.                                          holding company; to be
                                                                                                   dissolved
1.1.29.27                      International Energy       Corporation        Delaware              Intermediate non-utility
                               Investments of Peru Corp.                                           holding company; to be
                                                                                                   dissolved
1.1.29.28                      International Energy       Corporation        Delaware              Intermediate non-utility
                               Holdings of Peru Corp.                                              holding company; to be
                                                                                                   dissolved
1.1.29.29                      Rio Energia Holdings Ltd.  Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.29.30                      Rio Energia Investments    Company            Cayman Islands        Intermediate non-utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.1.29.31                      Southern Brazil Electric   Company            Cayman Islands        Intermediate non-utility
                               Holdings Ltd.                                                       holding company; to be
                                                                                                   dissolved
1.1.29.31.1                    Enron Sao Paulo            Company            Cayman Islands        Intermediate non-utility
                               Investments Ltd.                                                    holding company; to be
                                                                                                   dissolved
1.1.29.31.1.1                  Enron Electric Sao Paulo   Limited            The Netherlands       Inactive; to be dissolved
                               C.V.                       Partnership
1.1.29.32                      Southern Cone Gas Ltd.     Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; proposed for
                                                                                                   dissolution
1.1.29.33                      Southwest Brazil Electric  Company            Cayman Islands        Limited partner; to be
                               Holdings Ltd.                                                       dissolved
1.1.29.33.1                    Enron Mato Grosso do Sul   Company            Cayman Islands        General partner; to be
                               Investments Ltd.                                                    dissolved
1.1.29.33.1.1                  Enron Electric Mato Gross  Limited            The Netherlands       Construction services company;
                               do Sul C.V.                Partnership                              to be dissolved
1.1.29.34                      Transborder Gas Services   Company            Cayman Islands        Natural gas services company
                               Ltd.
1.1.29.35                      Transborder Supply         Company            Cayman Islands        Inactive; in process of
                               Services Ltd.                                                       dissolution
1.1.30                         ET Power 1 LLC             Limited Liability  Delaware              Non-utility company; to be
                                                          Company                                  dissolved
1.1.31                         LFT Power I, LLC           Limited Liability  Delaware              Non-utility company; to be
                                                          Company                                  dissolved
1.1.32                         LFT Power II, LLC          Limited Liability  Delaware              Non-utility company; to be
                                                          Company                                  dissolved
1.1.33                         LFT Power III, L.L.C.      Limited Liability  Delaware              Non-utility company; to be
                                                          Company                                  dissolved
1.1.33.1                       ET Power 3 LLC             Limited Liability  Delaware              Non-utility company; to be
                                                          Company                                  dissolved
1.1.33.1.1                     Mesquite Holdings B.V.     Corporation        The Netherlands       Non-utility company
1.1.33.1.1.1                   Enron Dutch Investment     Unlimited Company  England               Inactive; proposal to strike
                               No. 2                                                               entity at Companies House
1.1.33.1.1.2                   Enron Turkey Energy B.V.   Corporation        The Netherlands       Non-utility company
1.1.33.1.1.2.1                 Enron Power Holdings C.V.  General PartnershipThe Netherlands       Non-utility company
1.1.33.1.1.2.2                 Enron Power Holdings       Corporation        The Netherlands       Non-utility company
                               (Turkey) B.V.
1.1.33.1.1.2.2.1               Trakya Elektrik Uretim ve  Corporation        Turkey                Exempt wholesale generator
                               Ticaret A.S.
1.1.34                         Paulista Electrical        Limited Liability  Delaware              Debtor entity; non-utility
                               Distribution L.L.C.        Company                                  holding company; to be
                                                                                                   dissolved
1.1.34.1                       Enron Brazil Power         Company            Cayman Islands        Non-utility holding company
                               Holdings V Ltd.
1.1.34.1.1                     Enron Brazil Power         Company            Cayman Islands        Non-utility holding company
                               Investments V Ltd.
1.1.34.1.2                     Enron Investimentos        Corporation        Brazil                Non-utility holding company
                               Energeticos Ltda.
1.1.34.1.3                     EPC - Empresa Paranaense   Corporation        Brazil                Non-utility holding company
                               Comercializadora Ltda.
1.1.35                         Travamark Two B.V.         Corporation        The Netherlands       Intermediate holding company;
                                                                                                   to be dissolved
1.1.35.1                       Offshore Power Production  General PartnershipThe Netherlands       Debtor entity; intermediate
                               C.V.                                                                holding company; to be
                                                                                                   dissolved
1.1.35.1.1                     Enron Mauritius Company    Company            Mauritius             Debtor entity; intermediate
                                                                                                   holding company; to be
                                                                                                   dissolved
1.1.35.1.1.1                   Dabhol Power Company       Company            India, Marahashtra    Receivor appointed; foreign
                                                                                                   utility company; to be
                                                                                                   divested or dissolved
1.1.35.1.1.2                   NTM Holdings Ltd.          Company            Cayman Islands        Non-utility holding company;
                                                                                                   to be dissolved
1.1.35.1.2                     Enron India Holdings Ltd.  Company            Cayman Islands        Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.2                            Atlantic Water Trust       Business Trust     Delaware              Beneficial owner of certain
                                                                                                   equity interests; to be
                                                                                                   dissolved
1.2.1                          Bristol Water Trust        Business Trust     Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.2.2                          Azurix Corp.               Corporation        Delaware              Holding company for water
                                                                                                   group; to be dissolved
1.2.2.1                        AEL Finance B.V.           Company            The Netherlands       Financing entity; to be
                                                                                                   dissolved
1.2.2.2                        Azurix AGOSBA Holdings Ltd.Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be dissolved
1.2.2.2.1                      Azurix AGOSBA Ltd.         Company            Cayman Islands        Argentine water project
                                                                                                   company; to be dissolved
1.2.2.2.2                      Operadora de Buenos Aires  Limited Liability  Argentina             Argentine water and sewage
                               S.R.L.                     Company                                  service company; to be
                                                                                                   dissolved
1.2.2.3                        Azurix Argentina Holding,  Corporation        Delaware              Intermediate holding company;
                               Inc.                                                                to be dissolved
1.2.2.3.1                      Azurix AGOSBA S.R.L.       Limited Liability  Argentina             Argentine water and sewage
                                                          Company                                  service company; to be
                                                                                                   dissolved
1.2.2.3.1.1                    Azurix Buenos Aires S.A.   Company            Argentina             Argentine water and sewage
                                                                                                   service company; to be
                                                                                                   dissolved
1.2.2.3.2                      Azurix Argentina Services  Limited Liability  Argentina             Argentine water and sewage
                               S.R.L.                     Company                                  service company; to be
                                                                                                   dissolved
1.2.2.4                        Azurix Argentina           Company            Cayman Islands        Financing entity; to be
                               Investments Ltd.                                                    dissolved
1.2.2.5                        Azurix Brasil Holdings Ltd.Company            Cayman Islands        Water and wastewater project
                                                                                                   services company; to be
                                                                                                   dissolved
1.2.2.6                        Azurix Buenos Aires        Company            Cayman Islands        Financing entity; to be
                               Investments Ltd.                                                    dissolved
1.2.2.6.1                      Azurix Argentina Finance   Company            Cayman Islands        Financing entity; to be
                               Ltd.                                                                dissolved
1.2.2.7                        Azurix Cancun B.V.         Private Limited    The Netherlands       Non-gas and non-power utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.2.2.8                        Azurix Finance Corp.       Corporation        Delaware              Financing entity; to be
                                                                                                   dissolved
1.2.2.9                        Azurix Germany B.V.        Private Limited    The Netherlands       Non-gas and non-power utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.2.2.9.1                      Azurix Butzbach Holdings   Private Limited    Germany               Non-gas and non-power utility
                               GmbH                       Liability Company                        holding company; to be
                                                                                                   dissolved
1.2.2.9.1.1                    Lurgi Bamag do Brasil      Corporation        Brazil                Engineering and projection
                               Ltda.                                                               management service company; to
                                                                                                   be dissolved
1.2.2.10                       Azurix IASA B.V.           Private Limited    The Netherlands       Non-gas and non-power utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.2.2.11                       Azurix Isla Mujeres B.V.   Private Limited    The Netherlands       Mexican water service and
                                                          Company                                  sewage company; to be dissolved
1.2.2.12                       Azurix Ltd.                Company            Cayman Islands        Non-gas and non-power utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.2.2.12.1                     Azurix Europe Ltd.         Private Limited    England               Non-gas and non-power utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.2.2.13                       Azurix Mexico City B.V.    Private Limited    The Netherlands       Mexican water service and
                                                          Company                                  sewage company; to be dissolved
1.2.2.14                       Azurix Misiones Holdings   Company            Cayman Islands        Non-gas and non-power utility
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.2.2.14.1                     Azurix Misiones Ltd.       Company            Cayman Islands        Argentine water project
                                                                                                   company; to be dissolved
1.2.2.14.2                     Azurix Ecopreneur Holdings Limited Liability  Argentina             Argentine water service and
                               S.R.L.                     Company                                  sewage company; to be dissolved
1.2.2.15                       Rio Azul Cayman Holdings   Company            Cayman Islands        Non-utility holding company;
                               Limited                                                             to be dissolved
1.2.2.15.1                     Rio Azul Cayman Limited    Company            Cayman Islands        Special purpose entity; to be
                                                                                                   dissolved
1.3                            Bam Lease Company          Corporation        Delaware              Debtor entity; special purpose
                                                                                                   entity; to be dissolved
1.3.1                          Kingfisher I LLC           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.4                            Citrus Corp.               Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company
1.4.1                          Citrus Energy Services,    Corporation        Delaware              Transportation management
                               Inc.                                                                service company
1.4.2                          Citrus Trading Corp.       Corporation        Delaware              Gas marketing company
1.4.3                          Florida Gas Transmission   Corporation        Delaware              Interstate natural gas
                               Company                                                             transmission pipeline
1.5                            Clinton Energy Management  Corporation        Ohio                  Debtor entity; energy
                               Services, Inc.                                                      marketing and related
                                                                                                   energy-management services; to
                                                                                                   be dissolved
1.6                            CrossCountry Energy Corp.  Corporation        Delaware              Intended ultimate holding
                                                                                                   company for North American
                                                                                                   pipelines
1.6.1                          CrossCountry Alaska, LLC   Limited Liability  Delaware              To hold rights associated with
                                                          Company                                  a natural gas pipeline from AK
                                                                                                   to NW Alberta
1.6.2                          CrossCountry Citrus Corp.  Corporation        Delaware              Intended holding company for
                                                                                                   Citrus Corp.
1.7                            CrossCountry Energy, LLC   Limited Liability  Delaware              Intended holding company for
                                                          Company                                  North American pipelines
1.8                            East Java Funding Corp.    Private Limited    The Netherlands       Inactive; to be dissolved
                               B.V.                       Company
1.9                            EGP Fuels Company          Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.10                           PE Holdings LLC            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.10.1                         Egret I LLC                Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.10.1.1                       Whitewing Management LLC   Limited Liability  Delaware              Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.10.1.1.1                     Whitewing Associates, L.P. Limited PartnershipDelaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.10.1.1.1.1                   Blue Heron I LLC           Limited Liability  Delaware              Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.10.1.1.1.1.1                 Anhinga, L.P.              Limited PartnershipDelaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.10.1.1.1.1.1.1               Turnstone, L.L.C.          Limited Liability  Delaware              Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.10.1.1.1.1.2                 ENA Asset Holdings L.P.    Limited PartnershipDelaware              Debtor entity; special purpose
                                                                                                   entity; to be dissolved
1.10.1.1.1.1.3                 Fiber Systems L.P.         Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.10.1.1.1.1.4                 Merlin Acquisition L.P.    Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.10.1.1.1.1.4.1               ECT Colombia Pipeline      Company            Cayman Islands        Intermediate holding company;
                               Holdings 2 Ltd.                                                     to be divested or dissolved
1.10.1.1.1.1.4.1.1             Promigas S.A. E.S.P.       Company            Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.1           Gases del Caribe S.A.,     Company            Colombia              Foreign utility company; to be
                               E.S.P.                                                              divested or dissolved
1.10.1.1.1.1.4.1.1.1.1         Gases de la Guajira S.A.,  Company            Colombia              Foreign utility company; to be
                               E.S.P.                                                              divested or dissolved
1.10.1.1.1.1.4.1.1.1.2         Gas de Risaralda S.A.      Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.2           Gases del Norte del Valle, Corporation        Colombia              Foreign utility company; to be
                               S.A., E.S.P.                                                        divested or dissolved
1.10.1.1.1.1.4.1.1.3           Gases del Occidente S.A.,  Corporation        Colombia              Foreign utility company; to be
                               E.S.P.                                                              divested or dissolved
1.10.1.1.1.1.4.1.1.4           Gas Natural Comprimido S.A.Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.5           Gas Natural del Centro     Corporation        Colombia              Foreign utility company; to be
                               S.A., E.S.P                                                         divested or dissolved
1.10.1.1.1.1.4.1.1.6           Gas Natural S.A., E.S.P.   Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.7           Surtigas S.A., E.S.P.      Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.8           Gases de Boyaca y          Corporation        Colombia              Foreign utility company; to be
                               Santander S.A.                                                      divested or dissolved
1.10.1.1.1.1.4.1.1.9           Sociedad Transportadora de Corporation        Colombia              Foreign utility company; to be
                               Gas de Oriente                                                      divested or dissolved
1.10.1.1.1.1.4.1.1.10          Transportadora de Metano   Corporation        Colombia              Foreign utility company; to be
                               S.A. E.S.P                                                          divested or dissolved
1.10.1.1.1.1.4.1.1.11          Transoccidente S.A. E.S.P. Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.12          Desarrollos Empresariales  Corporation        Colombia              Special Purpose Entity; to be
                               Caucanos S.A.                                                       divested or dissolved
1.10.1.1.1.1.4.1.1.13          Ingenio la Cana S.A.       Corporation        Colombia              Special Purpose Entity; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.14          Proyectos Energeticos del  Corporation        Colombia              Special Purpose Entity; to be
                               Cauca S.A.                                                          divested or dissolved
1.10.1.1.1.1.4.1.1.15          Sociedad de Inveriones de  Corporation        Colombia              Special Purpose Entity; to be
                               Energia S.A.                                                        divested or dissolved
1.10.1.1.1.1.4.1.1.16          Promigas                   Corporation        Colombia              Foreign utility company; to be
                               Telecomunicaciones  S.A.                                            divested or dissolved
1.10.1.1.1.1.4.1.1.17          Enred Comunicaciones S.A.  Corporation        Colombia              Foreign utility company; to be
                                                                                                   divested or dissolved
1.10.1.1.1.1.4.1.1.18          Sociedad de Acueducto,     Corporation        Colombia              Foreign utility company; to be
                               Alcantrillado y Aseo de                                             divested or dissolved
                               Barranquilla S.A. E.S.P
1.10.1.1.1.1.5                 Pelican Bidder LLC         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.10.1.1.1.1.5.1               Blackbird S.a.r.l.         Corporation        Luxembourg            Intermediate holding company;
                                                                                                   to be dissolved
1.10.1.1.1.1.5.2               Pelican Bidder Cayman      Company            Cayman Islands        Inactive; to be dissolved
                               Limited
1.10.1.1.1.1.6                 Purple Martin, LLC         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.10.1.1.1.1.7                 Quail Energy, L.P.         Limited            Delaware              Inactive; to be dissolved
                                                          Partnership
1.10.1.1.1.1.8                 SE Acquisition, L.P.       Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.1.9                 SE Goldeneye, L.P.         Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.1.9.1               Canvasback LLC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.10.1.1.1.1.10                SE Raptor L.P.             Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.1.11                SE Raven L.P.              Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.1.12                SE Thunderbird L.P.        Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.1.12.1              Ibis Turbine Corporation   Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.10.1.1.1.1.13                Woodlark, L.P.             Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.10.1.1.1.2                   Condor Share Trust         Business Trust     Delaware              Inactive; to be dissolved
1.10.2                          Peregrine I LLC           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.11                           ENA CLO I Holding Company  Limited Liability  Delaware              Special purpose entity; to be
                               GP L.L.C.                  Company                                  dissolved
1.11.1                         ENA CLO I Holding Company  Limited            Delaware              Special purpose entity; to be
                               II L.P.                    Partnership                              dissolved
1.12                           Generacion Mediterranea,   Corporation        Argentina             Foreign utility company
                               S.A.
1.13                           Enron BW Holdings Ltd.     Corporation        Cayman Islands        Intermediate non-gas/non-power
                                                                                                   holding company; to be
                                                                                                   divested or dissolved
1.14                           Enron Capital Investments  Corporation        Delaware              Holding company for
                               Corp.                                                               investments; to be dissolved
1.14.1                         Enron Diversified          Corporation        Delaware              Special purpose entity; to be
                               Investments Corp.                                                   dissolved
1.15                           Enron Capital LLC          Corporation        Turks and Caicos      Special purpose entity; to be
                                                                                                   dissolved
1.16                           Enron Capital Resources,   Limited PartnershipDelaware              Special purpose entity; to be
                               L.P.                                                                dissolved
1.17                           Enron Cayman Leasing Ltd.  Corporation        Cayman Islands        Inactive; to be dissolved
1.17.1                         Enron Property Management  Corporation        Delaware              Special purpose entity; to be
                               Corp. dissolved
1.17.1.1                       Enron Leasing Partners,    Limited PartnershipDelaware              Special purpose entity; to be
                               L.P.                                                                dissolved
1.18                           Enron Ceska Republika B.V. Corporation        The Netherlands       Project development company;
                                                                                                   to be dissolved
1.19                           Enron Communications       Corporation        Oregon                Debtor entity;
                               Group, Inc.                                                         telecommunications utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.19.1                         Enron Broadband Services,  Corporation        Oregon                Debtor entity;
                               Inc.                                                                telecommunications utility
                                                                                                   company; to be dissolved
1.19.1.1                       Big Island VIII, L.L.C.    Limited Liability  Delaware              Special purpose entity
                                                          Company
1.19.1.2                       DataSystems Group, Inc.    Corporation        Texas                 Debtor entity; inactive; to be
                                                                                                   dissolved
1.19.1.3                       EBS Content System L.L.C.  Limited Liability  Delaware              Non-utility holding company;
                                                          Company                                  to be divested or dissolved
1.19.1.4                       EBS Global Cable and       Corporation        Nevada                Inactive; to be dissolved
                               Satellite, Inc.
1.19.1.5                       ECI-Nevada Corp.           Corporation        Nevada                Debtor entity; inactive; to be
                                                                                                   dissolved
1.19.1.6                       ECI-Texas, L.P.            Limited            Texas                 Debtor entity; inactive; to be
                                                          Partnership                              dissolved
1.19.1.7                       EnRock Management, LLC     Limited Liability  Texas                 Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.19.1.7.1                     EnRock, L.P.               Limited PartnershipTexas                 Debtor entity; inactive; to be
                                                                                                   dissolved
1.19.1.8                       Enron Broadband Services,  Limited PartnershipDelaware              Debtor entity;
                               L.P.                                                                telecommunications company; to
                                                                                                   be dissolved
1.19.1.9                       Enron Broadband            Corporation        Delaware              Intermediate non-utility
                               Investments Corp.                                                   holding company; to be
                                                                                                   divested or dissolved
1.19.1.9.1                     EBS Investments, L.L.C.    Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.19.1.9.2                     S-Future L.L.C.            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.19.1.9.3                     S-Past L.L.C.              Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.19.1.9.4                     S-Present L.L.C.           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.19.1.10                      Enron Broadband Services   Corporation        Canada Federal        Telecommunications utility
                               Canada Inc.                                                         company; to be dissolved
1.19.1.11                      Enron Broadband Services   Private Limited    The Netherlands       Inactive; to be dissolved
                               Netherlands B.V.           Company
1.19.1.11.1                    EBS Mexico, LLC            Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.19.1.11.2                    Enron Broadband Services   Private Limited    The Netherlands       Inactive; to be dissolved
                               Asia B.V.                  Company
1.19.1.11.3                    Enron Broadband Services   Corporation        Singapore             Inactive; in liquidation; to
                               Asia/Pacific Pte Ltd                                                be dissolved
1.19.1.11.4                    Enron Broadband Services   Corporation        Australia             Inactive; to be dissolved
                               Australia Pty Limited
1.19.1.11.5                    Enron Broadband Services   Corporation        Denmark               Inactive; in liquidation; to
                               Denmark ApS                                                         be dissolved
1.19.1.11.6                    Enron Broadband Services   Private Limited    Spain                 Inactive; to be dissolved
                               Espana S.L.                Company
1.19.1.11.7                    Enron Broadband Services   Limited PartnershipFrance                Inactive; under
                               France S.A.S.                                                       court-appointed receivor; to
                                                                                                   be dissolved
1.19.1.11.8                    Enron Broadband Services   Private Limited    Italy                 Inactive; to be dissolved
                               Italy S.r.L.               Company
1.19.1.11.9                    Enron Broadband Services   Private Limited    The Netherlands       Inactive; to be dissolved
                               Japan B.V.                 Company
1.19.1.11.10                   Enron Broadband Services   Corporation        Japan                 Inactive; to be dissolved
                               Japan K.K.
1.19.1.11.11                   Enron Broadband Servicios  Limited Liability  Mexico                Inactive; to be dissolved
                               de Mexico SRL de CV        Company w/variable
                                                          capital
1.19.1.11.12                   Enron Broadband Services   Private Limited    The Netherlands       Inactive; to be dissolved
                               Netherlands 2 B.V.         Company
1.19.1.11.13                   Enron Broadband Services   Corporation        Japan                 Inactive; to be dissolved
                                  Network Y.K.
1.19.1.11.14                   Enron Broadband Services   Private Limited    The Netherlands       Inactive; to be dissolved
                               Operating Company B.V.     Company
1.19.1.11.15                   Enron Broadband Services   Stock Company      Sweden                Inactive; to be dissolved
                               Sweden AB
1.19.1.11.16                   Enron Broadband Services   Private Limited    England               Inactive; local insolvency in
                               Marketing Limited          Company                                  process*
1.19.1.11.17                   Enron Broadband Services   Corporation        England               Inactive; local insolvency in
                               UK Limited                                                          process*
1.19.1.12                      Enron Communications India Company            Cayman Islands        Inactive; to be dissolved
                               I, Ltd.
1.19.1.12.1                    Enron India CDS Holdings   Corporation        Mauritius             Non-utility holding company;
                               Ltd.                                                                to be dissolved
1.19.1.13                      Enron Communications       Corporation        Nevada                Debtor entity;
                               Leasing Corp.                                                       telecommunications equipment
                                                                                                   financing company; to be
                                                                                                   dissolved
1.19.1.14                      Enron Global               Company            Cayman Islands        Inactive; to be dissolved
                               Communications Ltd.
1.19.1.14.1                    EBS Hong Kong, Ltd.        Company            Cayman Islands        Inactive; to be dissolved
1.19.1.14.2                    Enron Broadband Services   Limited Company    Hong Kong             Inactive; in liquidation; to
                               Hong Kong Limited                                                   be dissolved
1.19.1.15                      Enron Telecommunications,  Corporation        Delaware              Debtor entity;
                               Inc.                                                                telecommunications company; to
                                                                                                   be dissolved
1.19.1.16                      FTV Communications LLC     Limited Liability  Delaware              Fiber-optic telecommunications
                                                          Company                                  network owner/operator; to be
                                                                                                   divested or dissolved
1.19.1.17                      McGarret VIII, L.L.C.      Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.19.1.18                      Modulus Technologies, Inc. Corporation        Texas                 Debtor entity; inactive; to be
                                                                                                   dissolved
1.20                           Enron CPO Holdings, Inc.   Corporation        Delaware              Financing entity; to be
                                                                                                   dissolved
1.20.1                         Enron International CPO    Private Limited    The Netherlands       Financing entity; to be
                               B.V.                       Company                                  dissolved
1.21                           Enron CPO Management       Corporation        Delaware              Shelf company; to be dissolved
                               Holdings I, Inc.
1.22                           Enron CPO Management       Corporation        Delaware              Shelf company; to be dissolved
                               Holdings II, Inc.
1.22.1                         Enron CPO Management, L.P. Limited            Delaware              Shelf company; to be dissolved
                                                          Partnership
1.23                           Enron CTS International,   Corporation        Delaware              Management services company;
                               Inc. to be dissolved
1.24                           Enron Development Piti     Corporation        Delaware              Intermediate holding company
                               Holdings Corp.
1.24.1                         Marianas Energy Company    Limited Liability  Delaware              Foreign utility company
                               LLC                        Company
1.25                           Enron Energy Services      Corporation        Delaware              Intermediate non-utility
                               International Co.                                                   holding company; to be
                                                                                                   dissolved
1.25.1                         Enron Energy Services      Corporation        Alberta               Inactive; to be dissolved
                               Canada Corp.
1.25.1.1                       Enron Direct Canada Corp.  Corporation        Alberta               Inactive; to be dissolved
1.25.1.1.1                     Enron Direct Limited       Limited            Alberta               Inactive; to be dissolved
                               Partnership                Partnership
1.25.2                         Enron Energy Services      Private Limited    The Netherlands       Holding company for European
                               Europe B.V.i.l.            Company                                  entities; in liquidation; to
                                                                                                   be dissolved
1.25.2.1                       EES Europe 2 B.V.          Private Limited    The Netherlands       Inactive; in insolvency
                                                          Company                                  proceedings; to be divested or
                                                                                                   dissolved
1.25.2.2                       Enron Energy Services      Limited PartnershipFrance                Inactive; energy outsource
                               France S.A.S.                                                       service provider; to be
                                                                                                   divested or dissolved
1.25.2.3                       Enron Energy Services      Private Limited    Italy                 Under court-appointed
                               Italy S.R.L.               Company                                  liquidator
1.25.2.4                       Enron Energy Services      Private Limited    England               Local insolvency in process*;
                               Limited                    Company                                  to be dissolved
1.25.2.4.1                     Enron Energy Services      Private Limited    England               Local insolvency in process*;
                               Engineering U.K. Limited   Company                                  to be dissolved
1.25.2.4.2                     TME Torpy Limited          Private Limited    England               Local insolvency in process*
                                                          Company
1.25.2.4.2.1                   TME Engineers Limited      Private Limited    England               Engineering and design
                                                          Company                                  services; local insolvency in
                                                                                                   process*
1.25.2.4.2.2                   TME Northern Limited       Private Limited    England               Engineering and design
                                                          Company                                  services; local insolvency in
                                                                                                   process*
1.25.2.5                       Enron Energy Services      Private Limited    The Netherlands       Energy outsource service
                               Netherlands B.V.           Company                                  provider; under
                                                                                                   court-appointed liquidator; to
                                                                                                   be dissolved
1.25.2.6                       Enron Energy Services      Quoted Company     Portugal              Engineering service provider;
                               Portugal, LDA                                                       to be divested or dissolved
1.25.2.7                       Enron Energy Services      Private Limited    Spain                 Engineering service provider;
                               Spain, S.L.                Company                                  to be divested or dissolved
1.25.2.7.1                     Enron Directo, S.L.        Private Limited    Spain                 Mid-market power marketer;
                                                          Company                                  under administration
1.25.2.8                       Enron Energy Services      Stock Company      Sweden                Under court-appointed
                               Sverige AB                                                          liquidator; to be dissolved
1.25.2.9                       Enron Middle Market Europe Private Limited    The Netherlands       Intermediate holding company
                               Holdings 2 B.V.            Company
1.25.2.9.1                     Enron Middle Market Europe Private Limited    The Netherlands       Intermediate holding company
                               Holdings B.V.              Company
1.25.2.9.1.1                   Enron Direct Netherlands   Private Limited    The Netherlands       Gas and electricity supplier;
                               B.V.                       Company                                  to be dissolved
1.25.3                         Enron Energy Services      Corporation        Delaware              Lessor for Brazilian back-up
                               International Leasing, Inc.                                         generator to third party; to
                                                                                                   be dissolved
1.25.4                         Enron Energy Services      Corporation        Delaware              Inactive; to be dissolved
                               Mexico Holding Co.
1.25.4.1                       Energia Eficiente de       Limited Liability  Mexico                Inactive; to be dissolved
                               Mexico Holding, S.de       Company w/variable
                               R.L.de C.V.                capital
1.25.4.1.1                     Energia Eficiente de       Limited Liability  Mexico                Inactive; to be dissolved
                               Mexico Operaciones, S.de   Company w/variable
                               R.L.de C.V.                capital
1.25.4.1.2                     Energia Eficiente de       Limited Liability  Mexico                Inactive; to be dissolved
                               Mexico Servicios, S. de    Company w/variable
                               R.L. de C.V.               capital
1.26                           Enron Energy Services, LLC Limited Liability  Delaware              Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.26.1                         Big Island I, L.L.C.       Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.2                         Big Island II, L.L.C.      Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.3                         Big Island III, L.L.C.     Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.4                         Bora Bora Z, L.L.C.        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.5                         Cortez Energy Services, LLCLimited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.26.6                         Desert I LLC               Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7                         Enron Energy Services      Corporation        Delaware              Debtor entity; energy
                               Operations, Inc.                                                    outsource service provider; to
                                                                                                   be dissolved
1.26.7.1                       Aeneas, L.L.C.             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.2                       Big Island X, L.L.C.       Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.3                       Blackbird 2 LLC            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.4                       Blackbird 1 LLC            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.5                       Brant LLC                  Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.6                       Danno II, L.L.C.           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.7                       EES Property Services, Inc.Corporation        Delaware              Property services company; to
                                                                                                   be dissolved
1.26.7.8                       EESO Merchant Investments, Corporation        Delaware              Debtor entity; non-utility
                               Inc.                                                                holding company; to be
                                                                                                   dissolved
1.26.7.9                       Enron Acquisition III Corp.Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.10                      Enron Energy Information   Corporation        Pennsylvania          Debtor entity; developer and
                               Solutions, Inc.                                                     marketer of power usage
                                                                                                   software; to be dissolved
1.26.7.11                      Enron Energy Marketing     Corporation        California            Debtor entity; energy
                               Corp.                                                               marketing; to be dissolved
1.26.7.12                      Enron Energy Services, Inc.Corporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.26.7.13                      Enron Energy Services      Corporation        California            Debtor entity; non-utility
                               North America, Inc.                                                 holding company; to be
                                                                                                   dissolved
1.26.7.13.1                    Bentley Energy Services,   Corporation        California            Inactive; to be dissolved
                               Inc.
1.26.7.13.2                    THE BMP Team, L.L.C.       Limited Liability  Delaware              Energy project developer; to
                                                          Company                                  be divested or dissolved
1.26.7.14                      Enron Federal Solutions,   Corporation        Delaware              Debtor entity; privatization
                               Inc.                                                                of utility systems at federal
                                                                                                   installations; to be dissolved
1.26.7.15                      Maui II, L.L.C.            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.16                      McGarret X, L.L.C.         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.16.1                    LE Hesten Energy LLC       Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.26.7.17                      Merganser LLC              Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.18                      Omicron Enterprises, Inc.  Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.26.7.18.1                    Artemis Associates, L.L.C. Limited Liability  Delaware              Debtor entity; non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.26.7.18.1.1                  Enron Facility Services,   Corporation        Delaware              Non-utility holding company;
                               Inc.                                                                to be dissolved
1.26.7.18.1.1.1                EFS II, Inc.               Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.26.7.18.1.1.2                EFS Holdings, Inc.         Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.1              EES Service Holdings, Inc. Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.1.1            Pyramid I Asset, L.L.C.    Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.18.1.1.2.1.2            ServiceCo Holdings, Inc.   Corporation        Delaware              Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.1          FieldCentrix, Inc.         Corporation        California            Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.2          ServiceCo Operations, Inc. Corporation        Delaware              Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.1        Affiliated Building        Corporation        Delaware              Non-utility holding company;
                               Services, Inc. Holding                                              to be divested or dissolved
                               Company
1.26.7.18.1.1.2.1.2.2.1.1      Affiliated Building        Corporation        Delaware              Payroll and corporate services
                               Services, Inc.                                                      company ; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.1.2.2.1.1.1    Philadelphia Airport       General            Pennsylvania          Operations/maintenance joint
                               Services                   Partnership                              venture
1.26.7.18.1.1.2.1.2.2.1.1.2    Affiliated Building        Corporation        Delaware              Non-utility holding company;
                               Services, Inc. Investment                                           to be divested or dissolved
                               Company
1.26.7.18.1.1.2.1.2.2.2        The Linc Corporation       Corporation        Delaware              Non-utility holding company;
                               Holding Company                                                     to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.2.1      The Linc Corporation       Corporation        Pennsylvania          Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.2.1.1    The Linc Corporation       Corporation        Delaware              Non-utility holding company;
                               Investment Company                                                  to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.2.3      Enron Energy Services      Corporation        Delaware              Non-utility holding company;
                               Process Technologies, Inc.                                          to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.2.3.1    Integrated Process         Limited Liability  Delaware              Building maintenance and
                               Technologies, LLC          Company                                  related services; to be
                                                                                                   divested or dissolved
1.26.7.18.1.1.2.1.2.2.3        Linc Service Holdings, Inc.Corporation        Delaware              Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.1      Linc Mechanical Services,  Corporation        Delaware              Facilities maintenance service
                               Inc.                                                                company; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.1.2.2.3.2      Linc Service Company       Corporation        Delaware              Facilities maintenance service
                                                                                                   company; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1    Enron EES Acquisition I    Corporation        Delaware              Non-utility holding company;
                               Corp.                                                               to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1.1  Jon Pierce Incorporated    Corporation        Texas                 Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.7.18.1.1.2.1.2.2.3.2.1.1.1Pierce Mechanical, Inc.    Corporation        Delaware              HVAC contracting service
                                                                                                   company; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.1.2.2.3.2.2    The Linc Company           Corporation        Pennsylvania          Facilities maintenance service
                                                                                                   company; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.1.2.2.4        ServiceCo Corporate        Corporation        Delaware              Facilities maintenance payroll
                               Services, Inc.                                                      service company; to be
                                                                                                   divested or dissolved
1.26.7.18.1.1.2.1.2.3          ServiceCo Technology, Inc. Corporation        Delaware              Inactive; to be divested or
                                                                                                   dissolved
1.26.7.18.1.1.2.2              EFS Construction           Corporation        Delaware              Debtor entity; construction
                               Management Services, Inc.                                           management service company; to
                                                                                                   be dissolved
1.26.7.18.1.1.2.3              EFS I, Inc.                Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.1            EFS III, Inc.              Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.1.1          EFS IV, Inc.               Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.1.1.1        EFS V, Inc.                Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.1.2          EFS VI, LP                 Limited            New Jersey            Debtor entity; inactive; to be
                                                          Partnership                              dissolved
1.26.7.18.1.1.2.3.2            EFS Corporate Services,    Corporation        Pennsylvania          Non-utility holding company;
                               Inc.                                                                to be dissolved
1.26.7.18.1.1.2.3.3            EFS XIII, Inc.             Corporation        Florida               Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.3.1          EFS XVII, Inc.             Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.3.2          Jovinole Associates        General            Pennsylvania          Debtor entity; inactive; to be
                                                          Partnership                              dissolved
1.26.7.18.1.1.2.3.4            EFS VII, Inc.              Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.4.1          EFS VIII, Inc.             Corporation        Pennsylvania          Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.4.1.1        EFS IX, Inc.               Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.4.1.2        EFS X, Inc.                Corporation        Virginia              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.4.1.3        EFS XII, Inc.              Corporation        Virginia              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.4.1.4        EFS XI, Inc.               Corporation        Virginia              Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.18.1.1.2.3.5            EFS XV, Inc.               Corporation        Pennsylvania          Debtor entity; inactive; to be
                                                                                                   dissolved
1.26.7.19                      EES Settlement LLC         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.20                      Psyche, L.L.C.             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.21                      Teal LLC                   Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.7.21.1                    Pintail I LP               Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.26.7.21.2                    Redhead I LP               Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.26.7.22                      Tenant Services, Inc.      Corporation        Delaware              Debtor entity; utility-bill
                                                                                                   management company; to be
                                                                                                   dissolved
1.26.8                         Fiji Z, L.L.C.             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.9                         McGarret I, L.L.C.         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.10                        McGarret II, L.L.C.        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.11                        McGarret III, L.L.C.       Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.12                        NewPower Holdings, Inc.    Corporation        Delaware              Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.12.1                      TNPC Holdings, Inc.        Corporation        Delaware              Non-utility holding company;
                                                                                                   to be divested or dissolved
1.26.12.1.1                    The New Power Company      Corporation        Delaware              Retail marketing and sale of
                                                                                                   gas and electricity; to be
                                                                                                   divested or dissolved
1.26.13                        Tahiti Trust               Business Trust     Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.26.14                        Pronghorn I LLC            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.1                      Big Island XII, L.L.C.     Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.2                      Big Island XIII, L.L.C.    Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.3                      Danno III, L.L.C.          Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.4                      Maui III, L.L.C.           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.5                      McGarret XII, L.L.C.       Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.6                      McGarret XIII, L.L.C.      Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.26.14.7                      Porcupine I LLC            Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.26.15                        EES Warrant Trust          Business Trust     Delaware              Special Purpose Entity; to be
                                                                                                   divested or dissolved
1.27                           Enron Engineering &        Corporation        Texas                 Debtor entity;
                               Construction Company                                                engineering/construction
                                                                                                   company; to be dissolved
1.27.1                         Enron Advisory Services,   Corporation        Delaware              Inactive; to be dissolved
                               Inc.
1.27.2                         Enron Power & Industrial   Corporation        Delaware              Debtor entity;
                               Construction Company                                                engineering/construction
                                                                                                   company; to be dissolved
1.27.3                         EPC Estate Services, Inc.  Corporation        Delaware              Debtor entity;
                                                                                                   engineering/construction
                                                                                                   company; to be dissolved
1.27.3.1                       NEPCO Services             Corporation        Delaware              Debtor entity; personnel
                               International, Inc.                                                 services company; to be
                                                                                                   dissolved
1.27.3.1.1.                    NEPCO Power Construction   Private Limited    Brazil                Engineering/construction
                               do Brasil Ltda.            Company                                  company; to be dissolved
1.27.3.2                       NEPCO Power Procurement    Corporation        Delaware              Debtor entity; major equipment
                               Company                                                             buyer for power plants; to be
                                                                                                   dissolved
1.27.3.3                       Thai Nepco Co., Ltd.       Private Limited    Thailand              Construction management
                                                          Company                                  services company; to be
                                                                                                   dissolved
1.27.4                         Operational Energy Corp.   Corporation        California            Debtor entity; energy plant
                                                                                                   O&M; to be dissolved
1.27.4.1                       OEC Holding Ltd.           Company            Cayman Islands        Debtor entity; international
                                                                                                   O&M holding company; to be
                                                                                                   dissolved
1.27.4.1.1                     Enron Gaza Operations Ltd. Company            Cayman Islands        O&M service company; to be
                                                                                                   dissolved
1.27.4.1.2                     OEC Nigeria Limited        Company            Nigeria               O&M service company; to be
                                                                                                   dissolved
1.27.5                         National Energy Production Corporation        Ontario               Construction management
                               Corporation of Canada,                                              services company; to be
                               Ltd.                                                                dissolved
1.28                           Enron Equity Corp.         Corporation        Delaware              Holding company for foreign
                                                                                                   investments; to be divested or
                                                                                                   dissolved
1.28.1                         ECT Colombia Pipeline      Company            Cayman Islands        Holding company for foreign
                               Holdings 1 Ltd.                                                     investments; to be dissolved
1.28.1.1                       Enron Colombia Marketing   Company            Cayman Islands        Intermediate holding company
                               Holdings Ltd.                                                       for foreign investments; to be
                                                                                                   dissolved
1.28.1.1.1                     Gas Trade Servicios Ltda.  Company            Cayman Islands        Natural gas marketing company
                                                                                                   in Colombia; to be dissolved
1.28.1.1.1.1                   ECT Colombia Pipeline      Branch             Colombia              Natural gas marketing in
                               Holdings 3 Ltd. - Colombia                                          Colombia; to be dissolved
                               Branch
1.28.2                         Enron Holding Company      Limited Liability  Delaware              Debtor entity; non-utility
                               L.L.C.                     Company                                  holding company; to be
                                                                                                   dissolved
1.28.2.1                       Enron Dominican Republic   Company            Cayman Islands        Intermediate holding company
                               Ltd.
1.28.2.2                       Enron Dominican Republic   Company            Cayman Islands        Intermediate holding company
                               Operations Ltd.
1.28.2.2.1                     Smith/Enron Cogeneracion   Stock Company      Dominican Republic    Inactive; to be dissolved
                               Internacional, S.A.
1.28.2.2.2                     Smith/Enron Cogeneration   Limited            Turks and Caicos      Foreign utility company
                               Limited Partnership        Partnership
1.28.2.2.3                     Smith/Enron O&M Limited    Limited            Turks and Caicos      Service company
                               Partnership                Partnership
1.28.2.3                       Enron Global Power &       Limited Liability  Delaware              Foreign utility company; to be
                               Pipelines L.L.C.           Company                                  dissolved
1.28.2.3.1                     Enron Dominicana Holding   Company            Cayman Islands        Non-utility holding company
                               Limited
1.28.2.3.1.1                   Enron Dominicana Limited   Limited            Cayman Islands        Intermediate holding company
                               Partnership                Partnership
1.28.2.3.2                     Enron Power Philippines    Corporation        Philippines           FUCO holding company
                               Corp.
1.28.2.3.2.1                   Batangas Power Corp.       Corporation        Philippines           Foreign utility company
1.28.2.3.2.2                   Subic Power Corp.          Corporation        Philippines           Foreign utility company
1.28.2.3.3                     Puerto Quetzal Power Corp. Corporation        Delaware              Non-utility holding company
1.28.3                         Enron International Energy Private Limited    Singapore             Inactive; in liquidation
                               (Asia) Pte. Ltd. Company
1.28.4                         Enron Light Hydrocarbons   Corporation        France                Inactive; to be dissolved
                               France
1.28.4.1                       Norelf Limited             Limited Company    Bermuda               Inactive; in liquidation; to
                                                                                                   be dissolved
1.29                           Enron European Power       Limited Liability  Delaware              Special purpose entity; to be
                               Investor LLC               Company                                  dissolved
1.29.1                         Big Island VI, L.L.C.      Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.29.2                         McGarret VI, L.L.C.        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.30                           Enron Europe L.L.C.        Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.31                           Enron Expat Services Inc.  Corporation        Delaware              Debtor entity; expatriate
                                                                                                   relocation and administrative
                                                                                                   services company; to be
                                                                                                   dissolved
1.31.1                         Enron Overseas Services    Company            Cayman Islands        Employer and paymaster
                               Corp.                                                               services company; to be
                                                                                                   dissolved
1.32                           Enron Finance Management,  Limited Liability  Delaware              Special purpose entity; to be
                               LLC                        Company                                  dissolved
1.32.1                         Enron Asset Holdings, LLC  Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.32.1.1                       Enron LNG Power (Atlantic) Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.32.1.1.1                     LNG Power IV Limited       Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be divested or dissolved
1.32.1.1.1.1                   LNG Power II, L.L.C.       Limited Liability  Delaware              Intermediate holding company;
                                                          Company                                  to be divested or dissolved
1.32.1.2                       LNG Power I, L.L.C.        Limited Liability  Delaware              Intermediate holding company;
                                                          Company                                  to be divested or dissolved
1.32.1.3                       LNG Power VI Limited       Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be divested or dissolved
1.32.1.3.1                     LNG Power III, L.L.C.      Limited Liability  Delaware              Intermediate holding company;
                                                          Company                                  to be divested or dissolved
1.32.2                         Enron Northwest Assets,    Limited Liability  Delaware              Inactive; to be dissolved
                               LLC                        Company
1.32.3                         Enron Northwest Finance,   Limited Liability  Delaware              Inactive; to be dissolved
                               LLC                        Company
1.32.3.1                       Enron Northwest            Limited Liability  Delaware              Inactive; to be dissolved
                               Intermediate, LLC          Company
1.32.4                         Enron Finance Partners,    Limited Liability  Delaware              Special Purpose Entity; to be
                               LLC                        Company                                  divested or dissolved
1.32.4.1                       Enron Intermediate         Limited Liability  Delaware              Special Purpose Entity; to be
                               Holdings, LLC              Company                                  divested or dissolved
1.33                           Enron Funding Corp.        Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.34                           Enron Global Exploration & Corporation        Delaware              Intermediate non-utility
                               Production, Inc.                                                    holding company; to be
                                                                                                   dissolved
1.34.1                         EGEP Services Inc.         Corporation        Delaware              Inactive; to be dissolved
1.34.2                         EGEP China Inc.            Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.34.2.1                       EGEP China Company         Company            Mauritius             Non-utility holding company;
                                                                                                   to be dissolved
1.35                           Enron Global Markets LLC   Limited Liability  Delaware              Debtor entity; commodities
                                                          Company                                  marketing; to be dissolved
1.35.1                         Enron Freight Markets Corp.Corporation        Delaware              Debtor entity; rail and truck
                                                                                                   transportation service
                                                                                                   company; to be dissolved
1.35.2                         Enron Market Claims        Corporation        Texas                 Non-utility holding company;
                               Trading Corp.                                                       to be dissolved
1.35.2.1                       Enron (Bermuda) Limited    Private Limited    Bermuda               Non-utility holding company;
                                                          Company                                  to be dissolved
1.36                           Enron Hrvatska Development Limited Company    The Netherlands       Inactive; to be dissolved
                               B.V.
1.37                           Enron Industrial Markets   Limited Liability  Delaware              Debtor entity; intermediate
                               LLC                        Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.37.1                         Enron Industrial Markets   Corporation        Delaware              Intermediate non-utility
                               GP Corp.                                                            holding company; to be
                                                                                                   divested or dissolved
1.37.1.1                       Sundance Industrial        Limited            Delaware              Special purpose entity; to be
                               Partners L.P.              Partnership                              dissolved
1.37.1.1.1                     EIM Holdings I             Limited Company    The Netherlands       Intermediate non-utility
                               (Netherlands) B.V.                                                  holding company; to be
                                                                                                   dissolved
1.37.1.1.1.1                   EIM Holdings II            Limited Company    The Netherlands       Intermediate non-utility
                               (Netherlands) B.V.                                                  holding company; to be
                                                                                                   dissolved
1.37.1.1.1.1.1                 4138198 Canada Inc.        Corporation        Canada Federal        Inactive; to be dissolved
1.37.1.1.1.1.1.1               307272 Nova Scotia Company Company            Nova Scotia           Inactive; to be dissolved
1.37.1.1.1.1.1.2                Hansen Investments Co.    Company            Nova Scotia           Financing entity; to be
                                                                                                   divested or dissolved
1.37.1.1.1.1.1.3                Newman Investments Co.    Company            Nova Scotia           Financing entity; to be
                                                                                                   divested or dissolved
1.37.1.1.1.1.1.4                Stadacona Holdco 1 Inc.   Corporation        Canada Federal        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.37.1.1.1.1.1.4.1              Stadacona Holdco 2 Inc.   Corporation        Canada Federal        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.37.1.1.1.1.1.4.1.1            Stadacona Holdco 3 Inc.   Corporation        Canada Federal        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.37.1.1.1.1.1.4.1.2            Papiers Stadacona Ltee.   Corporation        Canada Federal        Forest products operating
                                                                                                   entity; to be dissolved
1.37.1.1.1.1.1.4.1.2.1          Stadacona (US) Sales Corp.Corporation        Delaware              Sales service company; to be
                                                                                                   divested or dissolved
1.37.1.1.1.1.1.5                Stadacona Forest Products Company            Nova Scotia           Inactive; to be dissolved
                                Company
1.37.1.1.1.1.1.5.1              Compagnie de Papiers      Corporation        Quebec                Inactive; to be dissolved
                                Stadacona Ltee
1.37.1.1.2                      EIM Holdings (US) Inc.    Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.37.1.1.2.1                   Ste. Aurelie Timberlands   Corporation        Maine                 Forest products operating
                               Co. Ltd.                                                            entity; to be divested or
                                                                                                   dissolved
1.37.1.1.3                     Fishtail LLC               Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.37.1.1.4                     Garden State Paper         Limited Liability  Delaware              Debtor entity; inactive; to be
                               Company, LLC               Company                                  dissolved
1.38                           Enron International Asset  Corporation        Delaware              Debtor entity; foreign utility
                               Management Corp.                                                    company; to be dissolved
1.38.1                         Enron International        Limited Liability  Delaware              Intermediate holding company
                               Americas LLC               Company
1.38.1.1                       EI Puerto Rico Operations  Corporation        Delaware              Foreign utility company; to be
                               Inc.                                                                divested or dissolved
1.38.1.2                       Enron Accro B.V.           Private Limited    The Netherlands       Technical service company -
                                                          Company                                  for natural gas services;
                                                                                                   proposed for dissolution
1.38.1.3                       Enron Cuiaba Pipeline      Limited Liability  Delaware              Service company; to be
                               Services L.L.C.            Company                                  dissolved
1.38.1.4                       Enron Cuiaba Services      Limited Liability  Delaware              O&M service company; to be
                               L.L.C.                     Company                                  dissolved
1.38.1.5                       Enron Electricidad de      Public Limited     Nicaragua             Foreign utility company
                               Nicaragua, S.A.            Company
1.38.1.6                       Enron Panama Management    Limited Liability  Delaware              Foreign utility company
                               Services L.L.C.            Company
1.38.1.7                       Enron Transredes Services  Limited Liability  Delaware              Technical service company for
                               L.L.C.                     Company                                  natural gas service
1.38.2                         Enron International Asia   Corporation        Delaware              Debtor entity; service
                               Corp.                                                               company; to be dissolved
1.38.2.1                       EI Guam Operations, L.L.C. Limited Liability  Delaware              Foreign utility company
                                                          Company
1.38.3                         Enron JVM Sarlux Corp.     Corporation        Delaware              Technical services company for
                                                                                                   O&M; to be dissolved
1.38.4                         SJG Vendor LLC             Limited Liability  Delaware              Payment service company; to be
                                                          Company                                  dissolved
1.39                           Enron International        Company            Cayman Islands        Intermediate non-utility
                               Holdings Ltd.                                                       holding company; to be
                                                                                                   dissolved
1.39.1                         Enron International        Company            Cayman Islands        Non-utility holding company;
                               Investments Ltd.                                                    to be dissolved
1.39.2                         Enron International        Company            Cayman Islands        Development company; to be
                               Development Ltd.                                                    dissolved
1.40                           Enron International        Corporation        Delaware              Debtor entity; non-utility
                               Holdings Corp.                                                      holding company; to be
                                                                                                   dissolved
1.40.1                         Electricidad Enron de      Stock Company      Guatemala             Inactive; to be dissolved
                               Guatemala, S.A.
1.40.2                         Enron Global Inc.          Corporation        Delaware              Pipeline O&M management
                                                                                                   company; to be dissolved
1.40.3                         Enron International        Limited Liability  Delaware              International development
                               Development Services LLC   Company                                  company
1.40.4                         Enron Java Power Corp.     Corporation        Delaware              Non-utility holding company;
                                                                                                   to be dissolved
1.40.4.1                       P.T. East Java Power Corp. Corporation        Indonesia             Inactive; to be dissolved
1.40.5                         Enron Mauritius Services   Private Limited    Mauritius             O&M service company; to be
                               Company Ltd.               Company                                  dissolved
1.40.6                         Enron Pasuruan Power Corp. Corporation        Delaware              Inactive; to be dissolved
1.40.7                         India Power Ventures Inc.  Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.41                           Enron International Inc.   Corporation        Delaware              Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.41.1                         Enron International        Limited Liability  Delaware              Inactive; to be dissolved
                               Funding L.L.C.             Company
1.42                           Enron Investment Partners  Corporation        Delaware              Intermediate holding company
                               Co.                                                                 for investment entity for
                                                                                                   community development
                                                                                                   projects; to be dissolved
1.42.1                         HEOF Management II Corp.   Corporation        Delaware              Investment entity for
                                                                                                   community development
                                                                                                   projects; to be dissolved
1.42.2                         Houston Economic           Limited PartnershipDelaware              Investment entity for
                               Opportunity Fund II, L.P.                                           community development
                                                                                                   projects; to be divested or
                                                                                                   dissolved
1.42.3                         HEOF Management Corp.      Corporation        Delaware              Investment entity for
                                                                                                   community development
                                                                                                   projects; to be dissolved
1.42.4                         Houston Economic           Limited PartnershipDelaware              Investment entity for
                               Opportunity Fund, L.P.                                              community development
                                                                                                   projects; to be divested or
                                                                                                   dissolved
1.43                           Enron Latvia Holdings      Company            Cayman Islands        Inactive; to be dissolved
1.43.1                         Enron Latvia Investments   Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.43.2                         Enron Latvia Development   Company            Cayman Islands        Inactive; to be dissolved
                               Ltd.
1.43.2.1                       Enron Latvia Limited       Limited Liability  Latvia                Inactive; to be dissolved
                                                          Company
1.43.2.2                       Baltic Energy Corporation  Corporation        Latvia                Inactive; to be dissolved
1.44                           Enron Lawhill Capital      Corporation        Delaware              Management services company;
                               Corp. to be dissolved
1.45                           Enron Licensing Corp.      Corporation        Delaware              Inactive; shelf company; to be
                                                                                                   dissolved
1.46                           Enron Liquid Fuels, Inc.   Corporation        Delaware              Debtor entity; liquid fuels
                                                                                                   marketer; to be dissolved
1.47                           Enron Management, Inc.     Corporation        Delaware              Debtor entity; special purpose
                                                                                                   entity; to be dissolved
1.48                           Enron Metals Magyarorszag  Limited Company    Hungary               To build a power plant in
                               Eromu Epito Kft.                                                    Hungary; to be dissolved
1.49                           Gasoductos Enron de        Limited Liability  Mexico                Pipeline project company; to
                               Yucatan, S.R.L. de C.V.    Company w/variable                       be dissolved
                                                           capital
1.50                           Enron Netherlands Holding  Private Limited    The Netherlands       Special purpose entity
                               B.V.                       Company
1.51                           Enron Net Works LLC        Limited Liability  Delaware              Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.51.1                         Clickpaper.Com, L.L.C.     Limited Liability  Delaware              Internet software and system
                                                          Company                                  development; to be dissolved
1.51.2                         CommodityLogic LLC         Limited Liability  Delaware              Internet software and system
                                                          Company                                  development; to be dissolved
1.51.3                         DealBench L.L.C.           Limited Liability  Delaware              Internet data-sharing
                                                          Company                                  platform; to be divested or
                                                                                                   dissolved
1.51.4                         Enron Net Works            Limited Liability  Delaware              Intermediate non-utility
                               Investments, L.L.C.        Company                                  holding company; to be
                                                                                                   dissolved
1.51.4.1                       FSMx.com, Inc.             Corporation        Delaware              Facilitator of commerce
                                                                                                   between electronic
                                                                                                   marketplaces and financial
                                                                                                   institutions
1.51.5                         EnronOnline, LLC           Limited Liability  Delaware              Debtor entity;
                                                          Company                                  developer/operator of
                                                                                                   internet-based trading system;
                                                                                                   to be dissolved
1.52                           Enron North America Corp.  Corporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.52.1                         Agave VPP, LCC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.2                         Antelope Valley Energy     Limited Liability  Delaware              Construction and O&M service
                               Facility, L.L.C.           Company                                  company (generation facility);
                                                                                                   to be dissolved
1.52.3                         Athens Green Land          Limited Liability  Delaware              Inactive; to be dissolved
                               Development, L.L.C.        Company
1.52.4                         Blue Moon Holdings, L.L.C. Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.52.5                         Blue Ox Power Marketing,   Limited Liability  Delaware              Special purpose entity; to be
                               L.L.C.                     Company                                  dissolved
1.52.6                         Bob West Treasure L.L.C.   Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.7                         Bridgeline, LLC            Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   divested or dissolved
1.52.7.1                       Bridgeline Holdings, L.P.  Limited PartnershipDelaware              Natural gas buyer, seller,
                                                                                                   storer and transporter; to be
                                                                                                   divested or dissolved
1.52.7.1.1                     Bridgeline Gas             Limited Liability  Louisiana             Natural gas buyer, seller,
                               Distribution LLC           Company                                  storer and transporter; to be
                                                                                                   divested or dissolved
1.52.7.1.2                     Bridgeline Gas Marketing   Limited Liability  Delaware              Energy marketing; to be
                               LLC                        Company                                  divested or dissolved
1.52.7.1.3                     Bridgeline Storage         Limited Liability  Delaware              Gas storage company; to be
                               Company, LLC               Company                                  divested or dissolved; to be
                                                                                                   divested or dissolved
1.52.7.1.3.1                   Napoleonville Storage      Limited PartnershipTexas                 Storage facility and
                               Company Limited Partnership                                         transportation company; to be
                                                                                                   divested or dissolved
1.52.8                         CA Energy Development I,   Limited Liability  Delaware              Electric power generation
                               LLC                        Company                                  equipment facilitator; to be
                                                                                                   divested or dissolved
1.52.9                         CA Energy Development II,  Limited Liability  Delaware              Electric power generation
                               LLC                        Company                                  equipment facilitator; to be
                                                                                                   divested or dissolved
1.52.10                        Calvert City Power I,      Limited Liability  Delaware              Debtor entity; inactive; to be
                               L.L.C.                     Company                                  dissolved
1.52.11                        Cedar Hills Power, LLC     Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.12                        Clean Energy Solutions     Limited Liability  Delaware              Development of clean power
                               L.L.C.                     Company                                  energy solutions; to be
                                                                                                   divested or dissolved
1.52.13                        Deerfield Beach Energy     Limited Liability  Delaware              Inactive; to be dissolved
                               Center, L.L.C.             Company
1.52.14                        Delta Land Development     Limited Liability  Delaware              Inactive; to be dissolved
                               Company, LLC               Company
1.52.14.1                      Calcasieu Development      Limited Liability  Delaware              Debtor entity; inactive; to be
                               Company, L.L.C.            Company                                  dissolved
1.52.14.2                      Jefferson Davis            Limited Liability  Delaware              Inactive; to be dissolved
                               Development Company,       Company
                               L.L.C.
1.52.14.3                      St. Charles Development    Limited Liability  Delaware              Debtor entity; inactive; to be
                               Company, L.L.C.            Company                                  dissolved
1.52.15                        East Fork Land Development Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.16                        EBF LLC                    Limited Liability  Delaware              Debtor entity; cold-rolled
                                                          Company                                  steel processing; to be
                                                                                                   dissolved
1.52.17                        ECT-PR-C, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.18                        ECT-PR-Z, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.19                        ECT Equity Corp.           Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.19.1                      Enron Finance Holdings     Corporation        Delaware              Special purpose entity; to be
                               Corp.                                                               dissolved
1.52.19.1.1                    Wiltshire Financial Asset  Limited Liability  Delaware              Special purpose entity; to be
                               Company, LLC               Company                                  dissolved
1.52.20                        ECT Securities LP Corp.    Corporation        Delaware              Debtor entity; limited partner
                                                                                                   interest holder of securities
                                                                                                   broker/dealer affiliate; to be
                                                                                                   dissolved
1.52.21                        ECT-WR-C, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.22                        ECT-WR-Z, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.23                        ECT Cayman Reserve 9 Ltd.  Company            Cayman Islands        Special purpose entity; to be
                                                                                                   dissolved
1.52.24                        ECT Coal Company No. 1,    Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.52.25                        ECT Eocene Enterprises,    Corporation        Delaware              Inactive; to be dissolved
                               Inc.
1.52.26                        ECT Eocene Enterprises II, Corporation        Delaware              Inactive; to be dissolved
                               Inc.
1.52.27                        ECT Eocene Enterprises     Corporation        Delaware              Inactive; to be dissolved
                               III, Inc.
1.52.28                        ECT Europe Finance, Inc.   Corporation        Delaware              Financing entity; to be
                                                                                                   dissolved
1.52.28.1                      Enron Thrace Holdings B.V. Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.52.28.1.1                    Enron Thrace Exploration & Private Limited    The Netherlands       Exploration and exploitation
                               Production B.V.            Company                                  of hydrocarbons; to be
                                                                                                   divested or dissolved
1.52.28.1.1.1                  Enron Thrace Exploration & Branch             Turkey                Exploration and exploitation
                               Production B.V. - Turkish                                           of hydrocarbons; to be
                               Branch                                                              divested or dissolved
1.52.29                        ECT Finance, Inc.          Corporation        Delaware              Funding entity for project
                                                                                                   development; to be dissolved
1.52.30                        ECT Funding L.L.C.         Limited Liability  Delaware              Funding entity for project
                                                          Company                                  development; to be dissolved
1.52.30.1                      ECT Development and        Private Limited    England               Funding entity for project
                               Funding                    Company                                  development; to be dissolved
1.52.30.1.1                    European Commercial        Corporation        Luxembourg            Funding entity for project
                               Finance S.a.r.l.                                                    development; to be dissolved
1.52.31                        ECT International L.L.C.   Limited Liability  Delaware              Funding entity for project
                                                          Company                                  development; to be dissolved
1.52.32                        ECT Investing Corp.        Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.32.1                      ECT Investing Partners,    Limited PartnershipDelaware              Special purpose entity; to be
                               L.P.                                                                dissolved
1.52.32.1.1                    ECT Diversified            Limited Liability  Delaware              Special purpose entity; to be
                               Investments, L.L.C.        Company                                  dissolved
1.52.33                        ECT Investments Holding    Corporation        Delaware              Special purpose entity; to be
                               Corp.                                                               dissolved
1.52.34                        ECT Investments, Inc.      Corporation        Delaware              Trading company; to be
                                                                                                   dissolved
1.52.35                        ECT Merchant Investments   Corporation        Delaware              Debtor entity; to hold equity
                               Corp.                                                               investments; to be dissolved
1.52.35.1                      Brook I LLC                Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.35.1.1                    ECTMI Trutta Holdings LP   Limited PartnershipDelaware              To hold fair value assets; to
                                                                                                   be dissolved
1.52.35.1.1.1                  Acadian Management LLC     Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.52.35.1.1.1.1                Acadian Exploration LLC    Limited Liability  Delaware              Oil and gas exploration and
                                                          Company                                  development; to be divested or
                                                                                                   dissolved
1.52.35.1.1.2                  East Sour Lake, LLC        Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.52.35.1.1.2.1                East Sour Lake Exploration Limited PartnershipDelaware              Oil and gas exploration and
                               & Production L.P.                                                   development; to be divested or
                                                                                                   dissolved
1.52.35.1.1.3                  Enron Bighorn Acquisition  Corporation        Delaware              Intermediate holding company;
                               Corp.                                                               to be divested or dissolved
1.52.35.1.1.3.1                Harrier Power Corporation  Corporation        California            Limited partner in generation
                                                                                                   facility; to be divested or
                                                                                                   dissolved
1.52.35.1.1.3.1.1              Colstrip Energy Limited    Limited PartnershipDelaware              Qualifying facility; to be
                               Partnership                                                         divested or dissolved
1.52.35.1.1.4                  Entrada Energy Ventures,   Limited Liability  Delaware              Special Purpose Entity; to be
                               L.L.C.                     Company                                  divested or dissolved
1.52.35.1.1.4.1                Crescendo Energy, LLC      Limited Liability  Delaware              Gas processing/treatment plant
                                                          Company                                  operator; to be divested or
                                                                                                   dissolved
1.52.35.1.1.5                  Dais-Analytic, Inc.        Corporation        Delaware              Manufacturer of solid state
                                                                                                   energy recovery for HVAC
                                                                                                   systems
                                                                                                   --------------------------------
1.52.35.1.2                    Spotted Holdings LP        Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.35.2                      Enron Ecogas Holdings LLC  Limited Liability  Delaware              Inactive; to be divested or
                                                          Company                                  dissolved
1.52.35.2.1                    Ecogas Corporation         Corporation        Delaware              Inactive; to be divested or
                                                                                                   dissolved
1.52.35.2.1.1                  Ecogas Funding Corporation Corporation        Delaware              Inactive; to be divested or
                                                                                                   dissolved
1.52.35.2.1.2                  Landfill Ecogas, Inc.      Corporation        Delaware              Inactive; to be divested or
                                                                                                   dissolved
1.52.35.3                      Enron McCommas Bluff LLC   Corporation        Delaware              Inactive; to be dissolved
1.52.35.3.1                    Landfill Gas Investments,  Limited            Delaware              Inactive; to be divested or
                               L.P.                       Partnership                              dissolved
1.52.35.4                      Juniper GP, LLC            Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.52.35.4.1                    Juniper Energy L.P.        Limited PartnershipTexas                 Oil and gas exploration and
                                                                                                   development; to be divested or
                                                                                                   dissolved
1.52.35.5                      KUCC Cleburne, LLC         Limited Liability  Kentucky              Debtor entity; limited
                                                          Company                                  partnership interest holder;
                                                                                                   to be dissolved
1.52.35.5.1                    Ponderosa Pine Energy      Limited PartnershipTexas                 Developer, owner, operator of
                               Partners, Ltd.                                                      a natural gas-fired electric
                                                                                                   cogeneration facility; to be
                                                                                                   divested
1.52.35.6                      Serveron Corp.             Corporation        Delaware              Manufacturer of technology
                                                                                                   that continuously monitors
                                                                                                   electric utility assets
                                                                                                   --------------------------------
1.52.35.7                      Speckled LLC               Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.35.8                      TLS Investors, L.L.C.      Limited Liability  Delaware              Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.52.36                        ECT Securities GP Corp.    Corporation        Delaware              Debtor entity; general partner
                                                                                                   interest holder; to be
                                                                                                   dissolved
1.52.36.1                      ECT Securities Limited     Limited PartnershipDelaware              Debtor entity; securities
                               Partnership                                                         broker/dealer; to be dissolved
1.52.37                        ECT Strategic Value Corp.  Corporation        Delaware              Debtor entity; special purpose
                                                                                                   entity; to be dissolved
1.52.38                        ECT Thailand Investments,  Corporation        Delaware              Limited purpose management
                               Inc.                                                                services company; to be
                                                                                                   dissolved
1.52.38.1                      Nakornthai Strip Mill      Public Company     Unknown               Strip mill; to be divested
                               Public Company
1.52.39                        EGS New Ventures Corp.     Corporation        Delaware              Debtor entity; intermediate
                                                                                                   holding company; to be
                                                                                                   dissolved
1.52.39.1                      LGMI, Inc.                 Corporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.52.39.2                      LRCI, Inc.                 Corporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.52.39.3                      Louisiana Gas Marketing    Corporation        Delaware              Debtor entity; energy
                               Company                                                             marketing; to be dissolved
1.52.39.4                      Louisiana Resources CompanyCorporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.52.40                        ENA Upstream Company, LLC  Limited Liability  Delaware              Debtor entity; natural gas
                                                          Company                                  buyer, seller, transporter and
                                                                                                   gatherer; to be dissolved
1.52.41                        ENASCO L.L.C.              Limited Liability  Delaware              Synthetic fuel conversion
                                                          Company                                  facility operator; to be
                                                                                                   dissolved
1.52.42                        Enron Administrative       Corporation        Delaware              Administrative services
                               Services Corp.                                                      company; to be dissolved
1.52.43                        Enron Canada Corp.         Corporation        Alberta               To conduct Enron's wholesale
                                                                                                   commodities services business
                                                                                                   within Canada; to be dissolved
1.52.43.1                      Enron Canada Power Corp.   Corporation        Alberta               Power purchase arrangements
                                                                                                   marketer; to be dissolved; to
                                                                                                   be dissolved
1.52.43.2                      Papier Masson Ltee                                                  Energy marketing; to be
                                                                                                   divested or dissolved
1.52.44                        Enron Capital & Trade      Corporation        Panama                Buyer/seller of petroleum and
                               Global Resources Corp.                                              energy related products; to be
                                                                                                   dissolved
1.52.45                        Enron Capital & Trade      Private Limited    The Netherlands       Intermediate holding company
                               Resources - Europe B.V.    Company
1.52.45.1                      Enron Capital & Trade      Private Limited    The Netherlands       Intermediate holding company;
                               Resources - Romania B.V.   Company                                  to be dissolved
1.52.45.2                      EnronEnergo Holdings Ltd.  Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be dissolved
1.52.45.2.1                    EnronEnergo                Closed Joint Stock Russian Federation    Power trading in Russia; to be
                                                          Company                                  dissolved
1.52.45.3                      Enron Espana Energia, S.L. Public Limited     Spain                 Gas and electricity trading
                                                          Company                                  entity; to be dissolved
1.52.45.4                      Enron Europe Finance B.V.  Private Limited    The Netherlands       Holding company for equity
                                                          Company                                  interests in European
                                                                                                   companies; to be dissolved
1.52.45.5                      Enron Netherlands B.V.i.l. Private Limited    The Netherlands       Physical trading activities;
                                                          Company                                  in liquidation; to be dissolved
1.52.45.6                      Enron Magyar Development   Private Limited    The Netherlands       Power project developer; to be
                               B.V.                       Company                                  dissolved
1.52.46                        Enron Capital & Trade      Corporation        Delaware              Debtor entity; holding company
                               Resources International                                             for derivatives transactions;
                               Corp.                                                               to be dissolved
1.52.46.1                      Enron Capital & Trade      Limited Liability  Delaware              Payment service company; to be
                               Europe Finance L.L.C.      Company                                  dissolved
1.52.46.2                      Enron Capital & Trade      Branch             Singapore             Marketing of energy
                               Resources International                                             risk-management products; to
                               Corp. - Singapore Branch                                            be dissolved
1.52.46.3                      Enron CASH Company No. 6,  Limited Liability  Delaware              Special purpose entity; to be
                               L.L.C.                     Company                                  dissolved
1.52.46.4                      Enron Europe Finance &     Private Limited    England               Intermediate non-utility
                               Trading Limited            Company                                  holding company and service
                                                                                                   company; local insolvency in
                                                                                                   process*; to be dissolved
1.52.46.5                      Enron Nordic Energy -      Branch             Sweden                Power trading, marketing and
                               Swedish branch of ECTRIC                                            supply of energy-related risk
                                                                                                   management products; to be
                                                                                                   divested or dissolved
1.52.46.6                      Enron Nordic Energy -      Branch             Norway                Power trading in Stanett
                               Norwegian branch of ECTRIC                                          Marked's organized markets; to
                                                                                                   be dissolved
1.52.47                        Enron Capital & Trade      Private Limited    The Netherlands       Bidding company for
                               Resources Mexico Holdings  Company                                  distribution company
                               B.V.                                                                opportunities in Mexico; to be
                                                                                                   dissolved
1.52.47.1                      Enron Cogeneracion         Private Limited    The Netherlands       Shelf company for transactions
                               Metropolitana B.V.         Company                                  in Mexico; to be dissolved
1.52.47.2                      Enron Energia Noroeste B.V.Private Limited    The Netherlands       Shelf company for transactions
                                                          Company                                  in Mexico; to be dissolved
1.52.47.3                      Enron Mexico I B.V.        Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.4                      Enron Mexico II B.V.       Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.5                      Enron Mexico III B.V.      Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.6                      Enron Mexico IV B.V.       Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.7                      Enron Mexico V B.V.        Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.8                      Enron Mexico VI B.V.       Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.9                      Enron Mexico VII B.V.      Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.10                     Enron Mexico VIII B.V.     Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.11                     Enron Mexico IX B.V.       Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.12                     Enron Mexico XIII B.V.     Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.13                     Enron Mexico XIV B.V.      Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.14                     Enron Mexico XV B.V.       Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.15                     Enron Mexico XVI B.V.      Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.16                     Enron Mexico XVII B.V.     Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.17                     Enron Mexico XVIII B.V.    Private Limited    The Netherlands       Inactive; to be dissolved
                                                          Company
1.52.47.18                     OEC Mexico, S. de R.L. de  Limited Liability  Mexico                Inactive; to be dissolved
                               C.V.                       Company
1.52.47.18.1                   OEC Services, S. de R.L.   Limited Liability  Mexico                Inactive; to be dissolved
                               de C.V.                    Company
1.52.47.19                     OEC Mexico Operations,     Limited Liability  Delaware              Minority interest holder for
                               L.L.C.                     Company                                  O&M service company; to be
                                                                                                   dissolved
1.52.48                        Enron Capital Corp.        Corporation        Delaware              Oil and gas related
                                                                                                   investments; to be dissolved
1.52.48.1                      Enron Capital Management   Limited            Delaware              Oil and gas related
                               Limited Partnership        Partnership                              investments; to be dissolved
1.52.48.1.1                    Enron Capital Management   Limited Liability  Delaware              Limited partnership interest
                               L.L.C.                     Company                                  holder; to be dissolved
1.52.48.2                      Joint Energy Development   Limited            Delaware              Acquisition/disposition of
                               Investments Limited        Partnership                              qualified investments; to be
                               Partnership                                                         dissolved
1.52.48.2.1                    Big Island XI, L.L.C.      Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.48.2.2                    Big Island XIV, L.L.C.     Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.48.2.3                    Eugene Offshore Holdings,  Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.52.48.2.4                    JEDI Hydrocarbon           Limited Liability  Delaware              Oil and gas related
                               Investments III, L.L.C.    Company                                  investments; to be dissolved
1.52.48.2.5                    JEDI SPV I, L.L.C.         Limited Liability  Delaware              Oil and gas related
                                                          Company                                  investments; to be dissolved
1.52.48.2.6                    McGarret XI, L.L.C.        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.48.2.7                    McGarret XIV, L.L.C.       Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.49                        Enron Capital II Corp.     Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.49.1                      Enron Capital Management   Limited            Delaware              Special purpose entity; to be
                               II Limited Partnership     Partnership                              dissolved
1.52.49.1.1                    Joint Energy Development   Limited PartnershipDelaware              Venture capital partnership;
                               Investments II Limited                                              to be dissolved
                               Partnership
1.52.49.1.1.1                  BT Resources, LLC          Limited Liability  Delaware              Non-utility holding company;
                                                          Company                                  to be divested or dissolved
1.52.49.1.1.1.1                BT Exploration LLC         Limited Liability  Delaware              Oil and gas exploration and
                                                          Company                                  development; to be dissolved
1.52.49.1.1.2                  East Coast Power Holding   Limited Liability  Delaware              Special purpose entity; to be
                               Company L.L.C.             Company                                  dissolved
1.52.49.1.1.3                  JEDI Capital II L.L.C.     Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.49.1.1.3.1                JEDI Hydrocarbon           Limited PartnershipDelaware              Oil and gas exploration and
                               Investments II Limited                                              development; to be dissolved
                               Partnership
1.52.49.1.1.4                  RADR EMP, L.L.C.           Limited Liability  Delaware              Inactive; special purpose
                                                          Company                                  entity; to be dissolved
1.52.49.1.1.5                  Venoco, Inc.               Corporation        Delaware              Oil and gas exploration and
                                                                                                   production
1.52.50                        Enron Capital III Corp.    Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.51                        Enron Capital IV Corp.     Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.51.1                      Enron Capital Management   Limited            Delaware              Special purpose entity; to be
                               III Limited Partnership    Partnership                              dissolved
1.52.52                        Enron Capital North        Corporation        Delaware              Special purpose entity; to be
                               America Corp.                                                       dissolved
1.52.52.1                      Boreas Holdings Corp.      Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company
1.52.53                        Enron CASH Company No. 1   Corporation        Delaware              Special purpose entity to
                                                                                                   buy/sell assets; to be
                                                                                                   dissolved
1.52.54                        Enron CASH Company No. 2   Corporation        Delaware              Special purpose entity to
                                                                                                   buy/sell assets; to be
                                                                                                   dissolved
1.52.55                        Enron CASH Company No. 5   Corporation        Delaware              Special purpose entity to
                                                                                                   buy/sell assets; to be
                                                                                                   dissolved
1.52.56                        Enron Compression Services Corporation        Delaware              Services related to sale of
                               Company                                                             natural gas compression; to be
                                                                                                   divested or dissolved
1.52.56.1                      ECS Compression Company,   Limited Liability  Delaware              Services related to sale of
                               L.L.C.                     Company                                  natural gas compression; to be
                                                                                                   dissolved
1.52.57                        Enron Cushing Oil          Corporation        Delaware              Energy marketing; to be
                               Marketing, Inc.                                                     divested or dissolved
1.52.58                        Enron Engineering &        Corporation        Delaware              Debtor entity; engineering,
                               Operational Services                                                procurement and construction
                               Company                                                             O&M service company; to be
                                                                                                   dissolved; to be dissolved
1.52.59                        Enron Field Services Corp. Corporation        Delaware              Natural gas gathering systems
                                                                                                   acquisition and operation; to
                                                                                                   be dissolved
1.52.59.1                      MEGS, L.L.C.               Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.52.60                        Enron Finance Corp.        Corporation        Delaware              Financing entity; to be
                                                                                                   dissolved
1.52.60.1                      Enron Hydrocarbons         Corporation        Delaware              Energy marketing; to be
                               Marketing Corp.                                                     divested or dissolved
1.52.60.2                      Enron Reserve Acquisition  Corporation        Delaware              Debtor entity; energy
                               Corp.                                                               marketing; to be dissolved
1.52.61                        Enron Gas Liquids, Inc.    Corporation        Delaware              Debtor entity; energy
                                                                                                   marketing; to be dissolved
1.52.61.1                      Enron Capital & Trade      Private Limited    Singapore             Marketing of liquid fuels
                               Resources Singapore Pte.   Company
                               Ltd.
1.52.61.2                      Enron Gas Liquids Europe   Corporation        France                Foreign energy marketing; in
                               S.A.R.L.                                                            liquidation; to be dissolved
1.52.62                        Enron Generation Company,  Limited Liability  Texas                 Inactive; to be dissolved
                               L.L.C.                     Company
1.52.63                        Enron Global de Guatemala, Company            Guatemala             Inactive; to be dissolved
                               S.A.
1.52.64                        Enron LPG Italy S.R.L      Private Limited    Italy                 Special purpose entity; in
                                                          Company                                  liquidation; to be dissolved
1.52.65                        Enron Mexico Holdings I    Company            Cayman Islands        Bidding company for local
                               Ltd.                                                                distribution company
                                                                                                   opportunities in Mexico; to be
                                                                                                   dissolved
1.52.65.1                      Enron Mexico Holdings I    Limited Liability  Delaware              Majority shareholder of
                               L.L.C.                     Company                                  Mexican entity; to be dissolved
1.52.65.1.1                    Enron de Mexico, S. de     Company with       Mexico                Operating company for
                               R.L. de C.V.               Limited Liability                        Mexican-based activities; to
                                                                                                   be dissolved
1.52.65.1.1.1                  Enron Servicios de Mexico, Company with       Mexico                Employee services company; to
                               S. de R.L. de C.V.         Limited Liability                        be dissolved
1.52.65.2                      Enron Mexico Holdings II   Limited Liability  Delaware              Minority shareholder of
                               L.L.C.                     Company                                  Mexican entity; to be dissolved
1.52.66                        Enron Mexico Holdings 2    Company            Cayman Islands        Shelf company; to be dissolved
                               Ltd.
1.52.67                        Enron MW, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.68                        Enron Natural Gas          Corporation        Delaware              Debtor entity; oil and gas
                               Marketing Corp.                                                     marketing company; to be
                                                                                                   dissolved
1.52.69                        Enron Oregon Services, Inc.Corporation        Oregon                Intermediate holding company
                                                                                                   for energy services entity; to
                                                                                                   be dissolved
1.52.69.1                      Enron California Municipal Corporation        Oregon                Municipal energy services; to
                               Services, Inc.                                                      be dissolved
1.52.70                        Enron Power Investments,   Corporation        Texas                 Intermediate non-utility
                               Inc.                                                                holding company; to be
                                                                                                   divested or dissolved
1.52.71                        Enron Power Marketing,     Corporation        Delaware              Debtor entity; energy
                               Inc.                                                                marketing; to be dissolved
1.52.72                        Enron Re Limited           Exempted Company   Bermuda               Manage risk in reinsurance
                                                                                                   market; in liquidation; to be
                                                                                                   dissolved
1.52.73                        Enron Sandhill GP, L.L.C.  Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.73.1                      Enron Sandhill Limited     Limited PartnershipDelaware              Exempt wholesale generator;
                               Partnership                                                         inactive; to be dissolved
1.52.74                        Enron Sandhill LP, L.L.C.  Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.75                        Enron - SE Corp.           Corporation        Delaware              Project development company;
                                                                                                   to be dissolved
1.52.76                        ERC Acquisition Company,   Limited Liability  Delaware              Inactive; to be dissolved
                               LLC                        Company
1.52.77                        Fort Pierce Repowering     Limited Liability  Delaware              Inactive; to be dissolved
                               Project, LLC               Company
1.52.78                        Hawkeye Land Development   Limited Liability  Delaware              Inactive; to be dissolved
                               Company, LLC               Company
1.52.79                        HGK Enterprises GP, Inc.   Corporation        Delaware              Inactive; to be dissolved
1.52.80                        HGK Enterprises LP, Inc.   Corporation        Delaware              Inactive; to be dissolved
1.52.81                        JILP-L.P., Inc.            Corporation        Delaware              Oil and gas related
                                                                                                   investments; to be dissolved
1.52.82                        KCSE Star, LLC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.82.1                      Star VPP, LP               Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.52.83                        Kendall New Century        Limited Liability  Delaware              Inactive; to be dissolved
                               Development, L.L.C.        Company
1.52.84                        Kenobe, Inc.               Corporation        Delaware              Inactive; to be dissolved
1.52.85.1                      EnSerCo, L.L.C.            Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.86                        Lauderdale Land Limited    Liability          Delaware              Inactive; to be dissolved
                               Development Company, LLC   Company
1.52.86.1                      Broward Development        Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.86.2                      Midway Development         Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.86.3                      Palm Beach Development     Limited Liability  Delaware              Debtor entity; inactive; to be
                               Company, L.L.C.            Company                                  dissolved
1.52.86.4                      Sawgrass Development       Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.86.5                      St. Lucie Development      Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.87                        Maguey VPP, LLC            Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.87.1                      Mescalito Ltd.                                Cayman Islands        Special purpose entity; to be
                                                                                                   dissolved
1.52.88                        Mangas Corp.               Corporation        Delaware              Minority member in special
                                                                                                   purpose entity; to be dissolved
1.52.89                        Master Land Development    Limited Liability  Delaware              Inactive; to be dissolved
                               Holding Company, L.L.C.    Company
1.52.89.1                      Wood Development Company,  Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.52.89.2                      Brave Land Development     Limited Liability  Delaware              Inactive; to be dissolved
                               Company                    Company
1.52.89.2.1                    Athens Development         Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.2.2                    Hartwell Development       Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C             Company
1.52.89.3                      Lone Star Land Development Limited Liability  Delaware              Inactive; to be dissolved
                               GP Company, L.L.C.         Company
1.52.89.3.1                    Lone Star Land Development Limited PartnershipDelaware              Inactive; to be dissolved
                               Company Limited Partnership
1.52.89.3.2                    Newton Development Company Limited Liability  Delaware              Inactive; to be dissolved
                               Limited Partnership        Company
1.52.89.4                      Lone Star Land Development Limited Liability  Delaware              Inactive; to be dissolved
                               LP Company, L.L.C.         Company
1.52.89.5                      Position Land Development  Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.5.1                    County Line Development    Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.5.2                    Stoddard Development       Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.6                      Tarheel Land Development   Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.7                      Titan Land Development,    Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.52.89.8                      Volunteer Land Development Limited Liability  Delaware              Inactive; to be dissolved
                               Company, L.L.C.            Company
1.52.89.8.1                    Shelby Power I, L.L.C.     Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.90                        Millennium PowerGen        Limited Liability  Delaware              Inactive; to be dissolved
                               Company LLC                Company
1.52.91                        Napa I, L.L.C.             Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.92                        Oswego Cogen Company, LLC  Limited Liability  Delaware              Limited partnership interest
                                                          Company                                  holder; to be dissolved
1.52.92.1                      Sithe/Independence Power   Limited PartnershipDelaware              Qualifying facility; to be
                               Partners, L.P.                                                      divested or dissolved
1.52.93                        Pompano Beach Energy       Limited Liability  Delaware              Inactive; to be dissolved
                               Center, L.L.C.             Company
1.52.94                        Red Rock Energy, L.L.C.    Limited Liability  Delaware              Services agreement company; to
                                                          Company                                  be divested or dissolved
1.52.95                        Richmond Power Holdings,   Corporation        Delaware              Inactive; to be dissolved
                               Inc.
1.52.96                        Risk Management & Trading  Corporation        Delaware              Debtor entity; mark-to-market
                               Corp.                                                               risk manager; to be dissolved
1.52.96.1                      FS 360 Corp.               Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.52.97                        NETCO Holdings LLC         Limited Liability  Delaware              Gas and Power Trading; to be
                                                          Company                                  dissolved
1.52.97.1                      The New Energy Trading     Corporation        Delaware              Debtor entity; gas and power
                               Company                                                             trading company; to be
                                                                                                   dissolved
1.52.97.1.1                    NETCO Canada Corp.         Corporation        Alberta, Canada       Inactive; to be divested or
                                                                                                   dissolved
1.52.98                        Roseville Energy Facility, Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.52.99                        Santa Maria LLC            Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.100                       Sonoma I, L.L.C.           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.52.101                       Statordyne LLC             Limited Liability  Delaware              Inactive; to be divested or
                                                          Company                                  dissolved
1.52.102                       Tres Caballos LLC          Limited Liability  Delaware              Oil and gas exploration and
                                                          Company                                  development; to be dissolved
1.52.103                       Tularosa LLC               Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.52.104                       The Terradyne Group L.L.C. Limited Liability  Delaware              Ceramic tile manufacturer; to
                                                          Company                                  be divested or dissolved
1.52.105                       WRA Services Corp.         Corporation        Delaware              Weather and environmental
                                                                                                   information service company;
                                                                                                   to be dissolved
1.52.106                       Hanover Measurement        Limited            Delaware              Metering and repair service
                               Services Company, L.P.     Partnership                              company; to be divested or
                                                                                                   dissolved
1.53                           Enron Pipeline             Corporation        Delaware              Debtor entity; inactive; to be
                               Construction Services                                               dissolved
                               Company
1.54                           Enron Pipeline Holding     Corporation        Delaware              Intermediate non-utility
                               Company                                                             holding company; to be
                                                                                                   divested or dissolved
1.54.1                         EOC Holdings, L.L.C.       Limited Liability  Delaware              Financing entity; to be
                                                          Company                                  dissolved
1.54.2                         EOC Management, L.L.C.     Limited Liability  Delaware              Financing entity; to be
                                                          Company                                  dissolved
1.55                           Enron Ponderosa Management Corporation        Delaware              Special purpose entity; to be
                               Holdings, Inc.                                                      dissolved
1.55.1                         Ponderosa Assets, L.P.     Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.55.1.1                       Enron Argentina CIESA      Corporation        Argentina             Intermediate holding company;
                               Holding S.A.                                                        to be divested or dissolved
1.55.1.1.1                     Energia Total de Argentina Company            Cayman Islands        Intermediate holding company;
                               Ltd.                                                                to be dissolved
1.55.1.2                       Enron Global Equity Ltd.   Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be divested or dissolved
1.55.1.2.1                     Enron Pipeline Company -   Corporation        Argentina             Intermediate holding company;
                               Argentina S.A.                                                      to be divested or dissolved
1.55.1.2.1.1                   Compania de Inversiones de Corporation        Argentina             Intermediate holding company;
                               Energia S.A.                                                        to be divested or dissolved
1.55.1.2.1.2                   Enron de Inversiones de                       Argentina             Intermediate holding company;
                               Energia S.C.A.                                                      to be dissolved
1.55.1.2.1.2.1                 Transportadora de Gas del  Corporation        Argentina             Natural gas services company;
                               Sur S.A.                                                            to be divested or dissolved
1.55.1.2.1.2.1.1               Gas Link S.A.              Corporation        Argentina             Natural gas services company;
                                                                                                   to be divested or dissolved
1.55.1.2.1.2.1.2               TELCOSUR S.A.              Corporation        Argentina             Telecommunications service
                                                                                                   company ; to be divested or
                                                                                                   dissolved
1.55.1.2.1.3                   Energia de Argentina Ltd.  Company            Cayman Islands        Intermediate holding company;
                                                                                                   to be dissolved
1.55.1.2.1.3.1                 Enron Inversiones de Gas   Company with       Argentina             Intermediate holding company;
                               SRL                        Limited Liability                        to be dissolved
1.55.1.2.1.4                   EPCA CIESA Inversiones     Company with       Chile                 Intermediate holding company;
                               Limitada                   Limited Liability                        to be dissolved
1.55.1.3                       Enron International        Limited Liability  Delaware              Intermediate holding company;
                               Investments LLC            Company                                  to be dissolved
1.55.1.3.1                     Enron International        Limited Liability  Delaware              Intermediate holding company;
                               Brazil Gas Holdings,       Company                                  to be divested or dissolved
                               L.L.C.
1.55.1.3.1.1                   Enron International        Company            Cayman Islands        Intermediate holding company;
                               Brazil 1997 Ltd.                                                    to be divested or dissolved
1.55.1.3.1.1.1                 Ementhal Participacoes e   Company with       Brazil                Intermediate holding company;
                               Empreendimentos Ltda.      Limited Liability                        to be divested or dissolved
1.55.1.3.1.1.1.1               CEG RIO S.A.               Corporation        Brazil                Foreign utility company; to be
                                                                                                   divested or dissolved
1.55.1.3.1.2                   Ungava Participacoes Ltda. Company with       Brazil                Intermediate holding company;
                                                          Limited Liability                        to be divested or dissolved
1.55.1.3.1.3                   Enron International Brazil Company            Cayman Islands        Intermediate holding company;
                               Gas Holdings Ltd.                                                   to be divested or dissolved
1.55.1.3.1.3.1                 GEC Participacoes Ltda.    Company with       Brazil                Intermediate holding company;
                                                          Limited Liability                        to be divested or dissolved
1.55.1.3.1.3.1.1               Companhia Distribuidora de Corporation        Brazil                Foreign utility company; to be
                               Gas do Rio de Janeiro - CEG                                         divested or dissolved
1.55.1.3.1.3.2                 Zarcaranna Participacoes,  Corporation        Brazil                Intermediate holding company;
                               S.A.                                                                to be divested or dissolved
1.55.1.3.1.4                   Enron International Brazil Company            Cayman Islands        Intermediate holding company;
                               Investments 1997 Ltd.                                               to be divested or dissolved
1.55.1.3.1.4.1                 Global Petroleum & Gas     Private Limited    Jersey                Intermediate holding company;
                               Industry Limited           Company                                  to be divested or dissolved
1.55.1.3.1.4.1.1               Gaspart - Gas              Limited Company    Brazil                Intermediate holding company;
                               Participacoes Ltda.                                                 to be divested or dissolved
1.55.1.3.1.4.1.1.1             Companhia de Gas de Bahia  Corporation        Brazil                Foreign utility company; to be
                               - BAHIAGAS, S.A.de E.M.                                             divested or dissolved
1.55.1.3.1.4.1.1.2             Companhia Pernambucana de  Corporation        Brazil                Foreign utility company; to be
                               Gas - COPERGAS, S.A.de E.M.                                         divested or dissolved
1.55.1.3.1.4.1.1.3             Gas de Alagoas S.A. -      Corporation        Brazil                Foreign utility company; to be
                               ALGAS                                                               divested or dissolved
1.55.1.3.1.4.1.1.4             Empresa Sergipana de Gas   Corporation        Brazil                Foreign utility company; to be
                               S.A. - EMSERGAS                                                     divested or dissolved
1.55.1.3.1.4.1.1.5             Companhia Paraibana de Gas Corporation        Brazil                Foreign utility company; to be
                               - PBGAS, S.A. de E.M.                                               divested or dissolved
1.55.1.3.1.4.1.1.6             Companhia de Gas de Santa                     Brazil                Foreign utility company; to be
                               Catarina - SC GAS, S.A. de                                          divested or dissolved
                               E.M.
1.55.1.3.1.4.1.1.7             Dutopar Participacoes Ltda Limited Company    Brazil                Foreign utility company; to be
                                                                                                   divested or dissolved
1.55.1.3.1.4.1.1.7.1           Companhia Paranaense de    Corporation        Brazil                Foreign utility company; to be
                               Gas - COMPAGAS, S.A.de E.M.                                         divested or dissolved
1.55.1.4                       Miss Kitty, L.L.C.         Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.55.1.5                       Sundance Assets, L.P.      Limited            Delaware              Special purpose entity; to be
                                                          Partnership                              dissolved
1.55.1.5.1                     Maverick Assets, L.L.C.    Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.55.1.5.2                     Qualitech Steel Holdings   Corporation        Unknown               Steel processing company; to
                               Corp.                                                               be divested or dissolved
1.55.1.6                       Tombstone Assets, L.L.C.   Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.55.1.6.1                     Enron Commercial Finance   Company            Cayman Islands        Debtor entity; intermediate
                               Ltd.                                                                holding company; to be
                                                                                                   dissolved
1.55.1.6.1.1                   Enron Colombia             Company            Cayman Islands        Intermediate holding company
                               Transportation Ltd.
1.55.1.6.1.1.1                 Enron Colombia Investments Limited PartnershipCayman Islands        Intermediate holding company
                               Ltd Partnership
1.55.1.6.1.1.1.1               Enron Pipeline Colombia    Limited PartnershipCayman Islands        Intermediate holding company
                               Limited Partnership
1.56                           Enron Power Corp.          Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.56.1                         ECT Europe, Inc.           Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.56.1.1                       ECT Enerji Limited         Company            Cayman Islands        Special purpose entity; to be
                                                                                                   dissolved
1.56.1.2                       ECT Germany Inc.           Corporation        Delaware              Special Purpose Entity; to be
                                                                                                   divested or dissolved
1.56.1.3                       Enron Credit Holdings Inc. Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.56.1.3.1                     Enron Credit Inc.          Corporation        Delaware              Credit derivatives trader; to
                                                                                                   be dissolved
1.56.1.4                       Enron Europe Limited       Private Limited    England               Intermediate non-utility
                                                          Company                                  holding company; local
                                                                                                   insolvency in process*
1.56.1.4.1                     SBI 3 Limited              Private Limited    England               Intermediate non-utility
                                                          Company                                  holding company; local
                                                                                                   insolvency in process*
1.56.1.4.2                     Enron Investments Limited  Private Limited    England               Intermediate non-utility
                                                          Company                                  holding company; local
                                                                                                   insolvency in process*
1.56.1.4.2.1.                  Enron Metals Group Limited Private Limited    England               Intermediate non-utility
                                                          Company                                  holding company; local
                                                                                                   insolvency in process*
1.56.1.4.2.1.1                 Enron Metals Luxembourg    Company            Luxembourg            Intermediate holding company
                               S.a.r.l.
1.56.1.4.2.1.1.1               Enrici Power Marketing     Private Limited    England               Inactive; proposal to strike
                               Limited                    Company                                  entity at Companies House*
1.56.1.4.2.1.1.2               Enron Metals & Commodity   Corporation        New Brunswick         Commodities trading
                               (Canada) Inc.
1.56.1.4.2.1.1.3               Enron Metals Belgium BVBA  Corporation        Belgium               Intermediate holding company;
                                                                                                   in liquidation*
1.56.1.4.2.1.1.4               Enron Metals German        Private Limited    Germany               Holding company for metal
                               Holding GmbH               Liability Company                        recycling operations; in
                                                                                                   liquidation; to be dissolved
1.56.1.4.2.1.1.4.1             Enron Metall Recycling     Private Limited    Germany               Management company; to be
                               Verwaltungs GmbH           Liability Company                        divested or dissolved
1.56.1.4.2.1.2                 Enron Metals Energy LimitedPrivate Limited    England               Electricity trading company;
                                                          Company                                  in liquidation*
1.56.1.4.2.1.3                 Enron Metals & Commodity   Private Limited    England               Physical trading; local
                               Limited                    Company                                  insolvency in process*
1.56.1.4.2.1.3.1               Enron Metals (South        Private Limited    South Africa          Metal, commodity and
                               Africa) (Proprietary)      Company                                  derivatives trading
                               Limited
1.56.1.4.2.1.3.2               Enron Metals (Malta)       Private Limited    Malta                 Trade financing entity
                               Limited                    Company
1.56.1.4.2.1.3.3               Enron Metals & Commodity   Corporation        Peru                  Base metals trader; in
                               (Peru) S.A.C.                                                       liquidation*
1.56.1.4.2.1.3.4               Enron (HK) Limited         Private Limited    Hong Kong             Administrative services
                                                          Company                                  company; to be dissolved
1.56.1.4.2.1.3.4.1             Enron (China) Limited      Private Limited    Hong Kong             Administrative services company
                                                          Company
1.56.1.4.2.1.3.5               MG Metal & Commodity       Corporation        Chile                 Metals importer/exporter; to
                               Company Limited (Chile)                                             be divested or dissolved
                               Ltda.
1.56.1.4.2.1.4                 Man and Machine (North     Private Limited    England               Employment agency; in
                               West) Limited              Company                                  liquidation*
1.56.1.4.2.1.5                 Enron Metals Brokers       Private Limited    England               Local insolvency in process*
                               Limited                    Company
1.56.1.4.2.1.6                 Enron Metals Far East      Private Limited    England               Local insolvency in process*
                               Limited                    Company
1.56.1.4.3                     ECT Espana Limited         Private Limited    England               Local insolvency in process*
                                                          Company
1.56.1.4.4                     Enron Capital & Trade      Private Limited    England               Foreign utility company; local
                               Resources Limited          Company                                  insolvency in process*
1.56.1.4.4.1                   Enron Coal Services LimitedPrivate Limited    England               Coal trading; local insolvency
                                                          Company                                  in process*
1.56.1.4.4.2                   Enron Power B.V.           Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  in liquidation*
1.56.1.4.4.2.1                 Enron Energie GmbH         Private Limited    Germany               Trading activities; in
                                                          Liability Company                        liquidation*
1.56.1.4.4.2.2                 Enron Energie Schweitz GmbHPrivate Limited    Switzerland           Energy origination activities;
                                                          Liability Company                        in liquidation*
1.56.1.4.4.2.3                 Enron Italia S.R.L.        Private Limited    Italy                 Operating company; in
                                                          Company                                  liquidation*
1.56.1.4.4.2.4                 Enron Power M.E.P.E.       Limited Liability  Greece                Power marketer and supplier in
                                                          Partnership                              Greece
1.56.1.4.4.2.5                 Enron Romania S.R.L.       Private Limited    Romania               Gas and power
                                                          Company                                  origination/trading; in
                                                                                                   liquidation*
1.56.1.4.4.3                   Enron Power II B.V.        Private Limited    The Netherlands       Intermediate holding company
                                                          Company
1.56.1.4.4.4                   Enron Power Trading B.V.   Private Limited    The Netherlands       Power plant lessor for power
                                                          Company                                  marketing
1.56.1.4.4.5                   NEPCO Europe Limited       Private Limited    England               Construction services company;
                                                          Company                                  local insolvency in process*
1.56.1.4.4.6                   Enron Europe Liquids       Unlimited Company  England               Liquids processing company;
                               Processing                                                          local insolvency in process*
1.56.1.4.4.6.1                 Neon Energy Limited        Private Limited    England               Inactive; proposal to strike
                                                          Company                                  entity at Companies House*
1.56.1.4.4.7                   Enron Gas Construction     Private Limited    England               Inactive; proposal to strike
                               Limited                    Company                                  entity at Companies House*
1.56.1.4.4.8                   Enron Gas & Petrochemicals Private Limited    England               Gas trading; local insolvency
                               Trading Limited            Company                                  in process*
1.56.1.4.4.9                   Enron Guc Santrallari      Company            Turkey                Exempt wholesale generator; in
                               Isletme Limited Sirketi                                             liquidation*
1.56.1.4.4.10                  Enron Power Operations     Private Limited    England               Service company; local
                               Limited                    Company                                  insolvency in process*
1.56.1.4.4.10.1                Energydesk.com Limited     Private Limited    England               Internet domain site holder;
                                                          Company                                  local insolvency in process*
1.56.1.4.4.10.1.1              Energydesk.com Sverige AB  Company            England               Energy and power trader
1.56.1.4.4.10.2                Enron Financial Energy     Limited Liability  Delaware              Commodity derivatives and
                               Trading L.L.C.             Company                                  financial derivatives*
1.56.1.4.4.10.4                Power Operations Teesside  Private Limited    England               O&M service company; local
                               Limited                    Company                                  insolvency in process*
1.56.1.4.4.11                  Teesside Gas               Private Limited    England               Natural gas supplier
                               Transportation Limited     Company
1.56.1.4.4.12                  Enron Gas Processing       Private Limited    England               Inactive; local insolvency in
                               (U.K.) Limited             Company                                  process*
1.56.1.4.5                     Enron Products Trading     Private Limited    England               Inactive; proposal to strike
                               Europe Limited             Company                                  entity at Companies House*
1.56.1.4.6                     Sutton Bridge (Generation) Private Limited    England               Inactive; proposal to strike
                               Limited                    Company                                  entity at Companies House*
1.56.1.4.7                     Teesside Gas Processing    Private Limited    England               Inactive; proposal to strike
                               Limited                    Company                                  entity at Companies House*
1.56.1.4.8                     Enron Credit Limited       Private Limited    England               Local insolvency in process*
                                                          Company
1.56.1.4.9                     Enron Europe Power 3       Private Limited    England               Project development company;
                               Limited                    Company                                  local insolvency in process*
1.56.1.4.9.1                   Enron Europe Power 1       Private Limited    England               Project development company;
                               Limited                    Company                                  local insolvency in process*
1.56.1.4.9.1.1                 Teesside Power Holdings    Private Limited    England               Intermediate holding company;
                               Limited                    Company                                  local insolvency in process*
1.56.1.4.9.1.1.1               Teesside Power Limited     Private Limited    England               Foreign utility company*
                                                          Company
1.56.1.4.9.2                   Teesside Power Financing   Company            Cayman Islands        Financing entity
                               Limited
1.56.1.4.10                    Enron Europe Severnside    Private Limited    England               Local insolvency in process*
                               Limited                    Company
1.56.1.4.11                    Rassau Power Limited       Private Limited    England               Local insolvency in process*
                                                          Company
1.56.1.4.12                    Enron SB 3 Limited         Private Limited    England               Inactive; proposal to strike
                                                          Company                                  entity at Companies House*
1.56.1.4.13                    Enron SB 2 Limited         Private Limited    England               Inactive; proposal to strike
                                                          Company                                  entity at Companies House*
1.56.1.4.14                    Enron Secretaries Limited  Private Limited    England               Administrative services
                                                          Company                                  company*
1.56.1.4.15                    ETOL Pension Trustees      Private Limited    England               Local insolvency in process*
                               Limited                    Company
1.56.1.4.16                    Sideriver Investments      Private Limited    England               Investment entity; local
                               Limited                    Company                                  insolvency in process*
1.56.1.4.16.1                  Enron Teesside Operations  Private Limited    England               Foreign utility company;
                               Limited                    Company                                  receivor appointed*
1.56.1.4.17                    Trenron Limited            Private Limited    England               Gas marketing; local
                                                          Company                                  insolvency in process*
1.56.1.5                       Enron Holdings I, S.L.     Private Limited    Spain                 Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.5.1                     ECTRIC Spain, S.L.         Private Limited    Spain                 Storage and sale of gasoil in
                                                          Company                                  Spain; to be dissolved
1.56.1.6                       Enron Trade Holdings Inc.  Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.56.1.6.1                     Enron Metals & Commodity   Corporation        Delaware              Debtor entity; metals group
                               Corp.                                                               holding company; to be
                                                                                                   dissolved
1.56.1.6.1.1                   Enron Metals (Australia)   Company            Australia             Representative office for
                               Pty Ltd                                                             overseas parent company and
                                                                                                   affiliates; to be dissolved
1.56.1.6.2                     Enron Trade Services       Corporation        Delaware              Intermediate holding company;
                               Holdings Inc.                                                       to be dissolved
1.56.1.6.2.1                   Enron Trading Services Inc.Corporation        Delaware              Futures commodities merchant;
                                                                                                   to be dissolved
1.56.1.6.2.2                   HBI Enron Inc.             Corporation        Delaware              Metal warehousing; to be
                                                                                                   dissolved
1.56.1.7                       Jertovec Management and    Company            Cayman Islands        Intermediate holding company;
                               Finance Limited                                                     to be dissolved
1.56.1.7.1                     Elektrana Jertovec 2 d.o.o.Corporation        Croatia               Project development company;
                                                                                                   to be dissolved
1.56.1.7.2                     Jertovec Management &      Private Limited    The Netherlands       Intermediate holding company;
                               Finance B.V.               Company                                  to be dissolved
1.56.1.7.2.1                   Elektrana Jertovec d.o.o.  Corporation        Croatia               Project development company;
                                                                                                   to be dissolved
1.56.1.8                       SII Holdings B.V.          Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.1                     Energy Development Company Private Limited    The Netherlands       Project development company;
                               B.V.                       Company                                  to be dissolved
1.56.1.8.2                     Enron Portugal B.V.        Private Limited    The Netherlands       Management services company;
                                                          Company                                  to be dissolved
1.56.1.8.2.1                   Ciclo Combinado do Sul,    Limited Company    Portugal              Power generation project; in
                               Producao e Distribuicao de                                          liquidation; to be dissolved
                               Energia, Unipessoal, LDA
1.56.1.8.3                     SII Espana B.V.            Private Limited    The Netherlands       Holding company for land
                                                          Company                                  acquisitions; to be dissolved
1.56.1.8.3.1                   Enron Energia Catalana de  Private Limited    Spain                 Intended for generation, sale
                               Generacion, S.L.           Company                                  and commercialization of
                                                                                                   energy; to be divested or
                                                                                                   dissolved
1.56.1.8.4                     SII Finance S.a.r.l.       Corporation        Luxembourg            Financing entity; to be
                                                                                                   divested or dissolved
1.56.1.8.5                     SII Espana 2 B.V.          Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.6                     SII Espana 3 B.V.          Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.6.1                   Enron Energia Castellana   Private Limited    Spain                 O&M service company
                               de Generacion, S.L.        Company
1.56.1.8.7                     SII Holdings 2 B.V.        Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.7.1                   Alpha Investimenti S.r.l   Company with       Italy                 Development, construction, O&M
                                                          Limited Liability                        service company; to be
                                                                                                   dissolved
1.56.1.8.8                     SII Holdings 3 B.V.        Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.9                     SII Italy 2 B.V.           Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.9.1                   Enron Investimenti S.r.l.  Company with       Italy                 Development, construction, O&M
                                                          Limited Liability                        service company; to be
                                                                                                   dissolved
1.56.1.8.10                    SII Italy 3 B.V.           Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.10.1                  Enron Investimenti 3 S.r.l Company with       Italy                 Development, construction, O&M
                                                          Limited Liability                        service company; to be
                                                                                                   dissolved
1.56.1.8.11                    SII Italy 5 B.V.           Private Limited    The Netherlands       Intermediate holding company;
                                                          Company                                  to be dissolved
1.56.1.8.11.1                  Enron Energia Sud S.r.l    Company with       Italy                 Project company for power
                                                          Limited Liability                        plant site; in liquidation; to
                                                                                                   be dissolved
1.56.2                         Enron Development Corp.    Corporation        Delaware              Intermediate holding company;
                                                                                                   to be dissolved
1.56.2.1                       Enron LNG Development Corp.Corporation        Delaware              Project development company;
                                                                                                   to be dissolved
1.56.2.2                       Enron Development Corp. -  Branch             Colombia              Project service company
                               Colombia Branch
1.56.2.2.1                     Centragas - Transportadora                    Colombia              Natural gas services company
                               de Gas de la Region
                               Central  de Enron
                               Development & Cia, S.C.A.
1.56.3                         Enron Power Corp. - U.S.   Corporation        Delaware              Installation of equipment; to
                                                                                                   be dissolved
1.56.3.1                       Enron Equipment            Corporation        Delaware              Construction management and
                               Installation Company                                                services company; to be
                                                                                                   dissolved
1.56.3.1.1                     Enron Equipment            Branch             Venezuela             Major equipment
                               Installation Company -                                              procurer/supplier; to be
                               Venezuela Branch                                                    dissolved
1.56.3.2                       Enron Equipment            Corporation        Delaware              Debtor entity; service
                               Procurement Company                                                 provider; to be dissolved
1.56.3.3                       Enron Fuels International, Corporation        Delaware              Debtor entity; liquid fuels
                               Inc.                                                                marketing company; to be
                                                                                                   dissolved
1.56.3.4                       Enron Onshore Procurement  Corporation        Delaware              Power plant construction in
                               Company                                                             Puerto Rico; to be dissolved
1.56.3.5                       Enron Power I (Puerto      Corporation        Delaware              Power plant construction in
                               Rico), Inc.                                                         Puerto Rico; to be dissolved
1.56.3.6                       Enron Power Construction   Corporation        Delaware              International engineering and
                               Company                                                             construction company; to be
                                                                                                   dissolved
1.56.3.6.1                     Enron Power Construction   Branch             Bolivia               International engineering and
                               Company - Bolivia Branch                                            construction company; to be
                                                                                                   dissolved
1.56.3.6.2                     Enron Power Construction   Branch             Mexico                International engineering and
                               Company - Mexico Branch                                             construction company; to be
                                                                                                   dissolved
1.56.3.6.3                     Enron Power Construction   Branch             Nicaragua             International engineering and
                               Company - Nicaragua Branch                                          construction company; to be
                                                                                                   dissolved
1.56.3.6.4                     Enron Power Construction   Branch             Spain                 International engineering and
                               Company - Spanish Branch                                            construction company; to be
                                                                                                   dissolved
1.56.3.6.5                     Enron Power Construction   Branch             Venezuela             International engineering and
                               Company - Venezuela Branch                                          construction company; to be
                                                                                                   dissolved
1.56.3.6.6                     Age Mantenimiento S. de    Company with       Mexico                Project development company;
                               R.L. de C.V.               Limited Liability                        to be divested or dissolved
1.56.3.6.7                     Constructores Akal B y L,  Company with       Brazil                Engineering and construction
                               S. de R.L. de C.V          Limited Liability                        projects in Brazil; to be
                                                                                                   divested or dissolved
1.56.3.6.8                     Enron Power Construction   Private Limited    Brazil                Engineering and construction
                               (Brasil) Ltda.             Company                                  projects in Brazil; to be
                                                                                                   dissolved
1.56.3.6.9                     Ingenieria y Construccion  Company with       Mexico                Inactive; to be dissolved
                               Universal S. de R.L. de    Limited Liability
                               C.V.
1.56.3.6.10                    Kaman Ingenieria y         Company with       Mexico                Inactive; to be dissolved
                               Construccion, S. de R.L.   Limited Liability
                               de C.V.
1.56.3.6.11                    LINGTEC Constructors L.P.  Limited PartnershipDelaware              Debtor entity; construction of
                                                                                                   LNG facility in Dabhol; to be
                                                                                                   dissolved
1.56.3.6.12                    Enron Nigeria Constructors Limited Company    Nigeria               Inactive; to be dissolved
                               Limited
1.56.3.7                       Enron Power Philippine     Corporation        Delaware              Offshore O&M advisory company
                               Operating Corp.
1.56.3.8                       Enron-Richmond Power Corp. Corporation        Delaware              Inactive; to be dissolved
1.56.3.8.1                     Richmond Power Enterprise  Limited            Delaware              Debtor entity; inactive; to be
                               L.P.                       Partnership                              dissolved
1.56.3.9                       Superior Construction      Corporation        Delaware              Debtor entity; engineering,
                               Company                                                             procurement, and construction
                                                                                                   operations; to be dissolved
1.56.3.9.1                     Superior Construction      Branch             Spain                 Intermediate holding company;
                               Company - Spanish Branch                                            to be dissolved
1.56.3.9.1.1                   U.T.E. Enron - Tecnicas    Joint Venture      Spain                 In process of dissolution
                               Reunidas - Arcos
1.56.4                         Enron Power Holdings B.V.  Private Limited    The Netherlands       Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.56.5                         Enron Power Operating      Corporation        Delaware              Project development company;
                               Company                                                             to be dissolved
1.56.6                         Enron Subic Power Corp.    Corporation        Philippines           Foreign utility company
1.57                           Enron Preferred Funding,   Limited PartnershipDelaware              Financing entity; to be
                               L.P. divested or dissolved
1.58                           Enron Preferred Funding    Limited PartnershipDelaware              Financing entity; to be
                               II, L.P.                                                            divested or dissolved
1.59                           Enron Products Pipeline,   Corporation        Texas                 Inactive; to be dissolved
                               Inc.
1.60                           Enron Property & Services  Corporation        Delaware              Debtor entity; real estate,
                               Corp.                                                               facility, and administrative
                                                                                                   services company; to be
                                                                                                   dissolved
1.61                           Enron Servicios de         Company            Bolivia               Project development funding
                               Energia, S.A.                                                       company; to be dissolved
1.62                           Enron Supply Corp.         Corporation        Delaware              Procurement company; to be
                                                                                                   dissolved
1.63                           Enron Trailblazer Pipeline Corporation        Delaware              Debtor entity; inactive; to be
                               Company                                                             dissolved
1.64                           Enron Valkyrie, LLC        Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.64.1                         Valhalla GmbH              Private Limited    Germany               Special Purpose Entity; to be
                                                          Liability Company                        divested or dissolved
1.64.2                         Rheingold GmbH             Private Limited    Germany               Special Purpose Entity; to be
                                                          Liability Company                        divested or dissolved
1.65                           Enron Ventures Corp.       Corporation        Delaware              Debtor entity; holding company
                                                                                                   for energy-related assets; to
                                                                                                   be dissolved
1.65.1                         Enron Methanol Company     Corporation        Delaware              Debtor entity; methanol
                                                                                                   production facility operator;
                                                                                                   to be dissolved
1.65.2                         Enron Nuclear Services     Corporation        Delaware              Nuclear power plant
                               Corp.                                                               decommissioning services; to
                                                                                                   be divested or dissolved
1.65.3                         JSB Asset, L.L.C.          Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.65.4                         KGB, L.L.C.                Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.65.5                         LAB Trust                  Business Trust     Delaware              Inactive; to be dissolved
1.66                           Enron WarpSpeed Services,  Corporation        California            Debtor entity; in-house
                               Inc.                                                                software consultant;
                                                                                                   to be dissolved
1.67                           EOC Preferred, L.L.C.      Limited Liability  Delaware              Inactive; financing entity; to
                                                          Company                                  be dissolved
1.67.1                         Enron Gathering Company    Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.67.2                         Enron Liquid Services Corp.Corporation        Delaware              Debtor entity; inactive; to be
                                                                                                   dissolved
1.67.2.1                       Enron Processing           Corporation        Delaware              Debtor entity; inactive; to be
                               Properties, Inc.                                                    dissolved
1.67.2.2                       Enron Permian Gathering    Corporation        Delaware              Debtor entity; inactive; to be
                               Inc.                                                                dissolved
1.67.3                         Enron Transportation       Limited Liability  Delaware              Debtor entity; intermediate
                               Services, LLC              Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.67.3.1                       CrossCountry Energy        Limited Liability  Delaware              Company that provides
                               Services, LLC              Company                                  personnel and administrative
                                                                                                   services to the pipelines.
1.67.3.2                       Enron Alligator Alley      Corporation        Delaware              Debtor entity; inactive; to be
                               Pipeline Company                                                    dissolved
1.67.3.3                       Enron Asset Management     Corporation        Delaware              Debtor entity; inactive; to be
                               Resources, Inc.                                                     dissolved
1.67.3.4                       Enron Machine and          Corporation        Delaware              Debtor entity; inactive; to be
                               Mechanical Services, Inc.                                           dissolved
1.67.3.5                       Enron Operations Services, Limited Liability  Delaware              Debtor entity; inactive; to be
                               LLC                        Company                                  dissolved
1.67.3.6                       Enron Pipeline Services    Corporation        Delaware              Debtor entity; inactive; to be
                               Company                                                             dissolved
1.67.3.7                       Enron Preferred Capital    Corporation        Delaware              Financing entity; to be
                               Corp.                                                               dissolved
1.67.3.8                       Transwestern Gathering     Corporation        Delaware              Debtor entity; inactive; to be
                               Company                                                             dissolved
1.67.3.9                       Transwestern Holding       Corporation        Delaware              Intermediate non-utility
                               Company, Inc.                                                       holding company
1.67.3.9.1                     Transwestern Pipeline      Corporation        Delaware              Interstate natural gas
                               Company                                                             transmission pipeline
1.67.4                         NBP Services Corporation   Corporation        Delaware              Administrative services
                                                                                                   company and operator of
                                                                                                   natural gas gathering and
                                                                                                   related assets
1.68                           ES Power 1 LLC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.69                           ES Power 2 LLC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.70                           ES Power 3 LLC             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.70.1                         Enron Dutch Holdings B.V.  Private Limited    The Netherlands       Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.70.1.1                       Enron Dutch Investment     Unlimited Company  England               Non-utility company; proposal
                                                                                                   to strike entity at Companies
                                                                                                   House*; to be dissolved
1.70.1.2                       Sarlux S.R.L.              Private Limited    Italy                 Foreign utility company; in
                                                          Company                                  arbitration; to be divested or
                                                                                                   dissolved
1.71                           Grampian LLC               Limited Liability  Delaware              Inactive; special purpose
                                                          Company                                  entity; to be dissolved
1.72                           Gulf Company Ltd.          Corporation        Vermont               Captive insurance company; in
                                                                                                   rehabilitation; to be divested
                                                                                                   or dissolved
1.73                           Herzeleide, LLC            Limited Liability  Delaware              Inactive; special purpose
                                                          Company                                  entity; to be dissolved
1.74                           LOA, Inc.                  Corporation        Texas                 Debtor entity; non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.74.1                         Enron ACS, Inc.            Corporation        Texas                 Debtor entity; joint venture
                                                                                                   interest holder; to be
                                                                                                   dissolved
1.74.2                         Enron Industrial Natural   Corporation        Delaware              Natural gas buyer; to be
                               Gas Company                                                         dissolved
1.74.3                         Intratex Gas Company       Corporation        Delaware              Debtor entity; natural gas
                                                                                                   buyer; to be dissolved
1.74.4                         Matagorda Terminal, Ltd.   Limited PartnershipTexas                 Hydrocarbon terminal
                                                                                                   operations; to be divested or
                                                                                                   dissolved
1.74.5                         Panhandle Gas Company      Corporation        Delaware              Natural gas buyer, seller,
                                                                                                   transporter intrastate; to be
                                                                                                   dissolved
1.74.6                         Riverside Farms Company    Corporation        Illinois              Inactive; to be dissolved
1.74.7                         San Marco Pipeline Company Corporation        Colorado              Inactive; to be divested or
                                                                                                   dissolved
1.75                           Maliseet Properties, Inc.  Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.76                           Nikita, L.L.C.             Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.76.1                         Timber I, L.L.C.           Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.77                           Longhorn Assets, L.L.C.    Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.78                           Northern Plains Natural    Corporation        Delaware              General partner and pipeline
                               Gas Company                                                         system operator
1.78.1                         Northern Border            Limited PartnershipDelaware              Operating partnership and
                               Intermediate Limited                                                non-utility holding company
                               Partnership .
1.78.1.1                       Bear Paw Investments, LLC  Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company
1.78.1.1.1                     Bear Paw Energy, LLC       Limited Liability  Delaware              Gas-gathering and processing
                                                          Company                                  company
1.78.1.1.1.1                   Bear Paw Processing        Corporation        Alberta               Gas-gathering company
                               Company (Canada) Ltd.
1.78.1.1.2                     Brown Bear Enterprises, LLCLimited Liability  Delaware              Sulfur injection well owner
                                                          Company
1.78.1.2                       Bison Pipeline, L.L.C.     Limited Liability  Delaware              Inactive
                                                          Company
1.78.1.3                       Black Mesa Holdings, Inc   Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company
1.78.1.3.1                     Black Mesa Pipeline, Inc.  Corporation        Delaware              Coal slurry pipeline owner
1.78.1.4                       Black Mesa Pipeline        Limited Liability  Delaware              Coal slurry pipeline operator
                               Operations, L.L.C.         Company
1.78.1.5                       Black Mesa Technologies,   Corporation        Oklahoma              Consults for U.S. coal slurry
                               Inc.                                                                pipeline projects
1.78.1.6                       Black Mesa Technologies    Limited Liability  Oklahoma              Inactive
                               Services, L.L.C.           Company
1.78.1.7                       Border Midstream Services, Corporation        Alberta               Minority interest owner in
                               Ltd.                                                                gathering assets
1.78.1.8                       Border Midwestern Company  Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company
1.78.1.8.1                     Midwestern Gas Marketing   Corporation        Delaware              Meter station owner
                               Company
1.78.1.8.2                     Midwestern Gas             Corporation        Delaware              Interstate natural gas
                               Transmission Company                                                pipeline system owner
1.78.1.9                       Border Viking Company      Corporation        Delaware              Intermediate non-utility
                                                                                                   holding company
1.78.1.9.1                     Viking Gas Transmission    Corporation        Delaware              Interstate natural gas
                               Company                                                             pipeline system owner
1.78.1.9.1.1                   Guardian Pipeline, L.L.C.  Limited Liability  Delaware              Interstate natural gas
                                                          Company                                  pipeline system owner
1.78.1.10                      Crestone Energy Ventures,  Limited Liability  Delaware              Intermediate non-utility
                               L.L.C.                     Company                                  holding company
1.78.1.10.1                    Bighorn Gas Gathering,     Limited Liability  Delaware              Owner of gas-gathering and
                               L.L.C.                     Company                                  related facilities
1.78.1.10.2                    Crestone Bighorn, L.L.C.   Limited Liability  Delaware              Inactive
                                                          Company
1.78.1.10.3                    Crestone Gathering         Limited Liability  Delaware              Minority equity interest owner
                               Services, L.L.C.           Company                                  in entity that owns gas
                                                                                                   gathering and treating
                                                                                                   facilities
1.78.1.10.4                    Crestone Powder River,     Limited Liability  Delaware              Minority equity-interest owner
                               L.L.C.                     Company                                  in entity that owns gas
                                                                                                   gathering and treating
                                                                                                   facilities
1.78.1.10.4.1                  Fort Union Gas Gathering,  Limited Liability  Delaware              Owner of gas-gathering and
                               L.L.C.                     Company                                  related facilities
1.78.1.10.5                    Crestone Wind River, L.L.C.Limited Liability  Delaware              Minority equity-interest owner
                                                          Company                                  in entity that owns gas
                                                                                                   gathering facilities
1.78.1.10.5.1                  Lost Creek Gathering       Limited Liability  Delaware              Gas-gathering system owner
                               Company, L.L.C.            Company
1.78.1.11                      Northern Border Pipeline   General PartnershipTexas                 Interstate natural gas
                               Company                                                             pipeline system owner
1.78.2                         Northern Border Partners,  Limited PartnershipDelaware              Publicly-traded non-utility
                               L.P.                                                                holding master limited
                                                                                                   partnership
1.78.3                         Northern Border Pipeline   Corporation        Delaware              Inactive
                               Corporation
1.78.4                         Pan Border Gas Company     Corporation        Delaware              General partner
1.79                           Nowa Sarzyna Holding B.V.  Private Limited    The Netherlands       Nowa Sarzyna cogeneration
                                                          Company                                  project; to be dissolved
1.80.1                         Enron Poland Investment    Private Limited    The Netherlands       Intermediate holding company
                               B.V.                       Company
1.80.1.1                       Elektrocieplownia Nowa     Company            Poland                Foreign utility company
                               Sarzyna Sp. z o.o
1.81                           Organizational Partner,    Corporation        Delaware              Special purpose entity; to be
                               Inc.                                                                dissolved
1.82                           PBOG Corp.                 Corporation        Delaware              Debtor entity; special purpose
                                                                                                   entity; to be dissolved
1.83                           Prisma Energy              Corporation        Cayman Islands        Holding company for
                               International Inc.                                                  international assets
1.83.1                         Prisma Energy              Limited Liability  Delaware              Payroll service company
                               International Services, LLCCompany
1.84                           Portland General Electric  Corporation        Oregon                Electric utility company
                               Company
1.84.1                         Integrated Utility         Corporation        Oregon                Distribution systems
                               Solutions, Inc.                                                     construction and maintenance
                                                                                                   company
1.84.2                         Portland General Resource  Corporation        Oregon                Investments in generation
                               Development, Inc.
1.84.3                         Portland General Transport Corporation        Oregon                Seller of segmented gas
                               Corp.                                                               pipeline capacity
1.84.4                         Salmon Springs Hospitality Corporation        Oregon                Meeting center and catering
                               Group, Inc.                                                         business
1.84.5                         121 SW Salmon Street       Corporation        Oregon                Headquarters building lessee
                               Corporation
1.84.5.1                       World Trade Center         Corporation        Oregon                Headquarters building developer
                               Northwest Corporation
1.85                           Portland Transition        Corporation        Oregon                Company for transition of
                               Company, Inc.                                                       employees; to be dissolved
1.86                           Portland General Holdings, Corporation        Oregon                Intermediate non-utility
                               Inc.                                                                holding company; to be
                                                                                                   dissolved
1.86.1                         PGH II, Inc.               Corporation        Oregon                Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   divested or dissolved
1.86.1.1                       MicroClimates, Inc.        Corporation        Oregon                Energy system design and
                                                                                                   installation company; to be
                                                                                                   divested or dissolved
1.86.1.2                       Portland General           Limited Liability  Oregon                Intermediate non-utility
                               Distribution, LLC          Company                                  holding company for
                                                                                                   distribution entities; to be
                                                                                                   divested or dissolved
1.86.1.2.1                     Portland Energy Solutions  Limited Liability  Oregon                Heating/cooling services
                               Company LLC                Company                                  company; to be divested or
                                                                                                   dissolved
1.86.2                         PGH Leasing, LLC           Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.86.2.1                       Oneida Leasing, Inc.       Corporation        Delaware              Special purpose entity; to be
                                                                                                   dissolved
1.87                           RMS Management, LLC        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.87.1                         AES Holdings, LP           Limited PartnershipDelaware              Special purpose entity; to be
                                                                                                   dissolved
1.87.1.1                       Advanced Mobile Power      Limited Liability  Delaware              Inactive
                               Systems, LLC               Company
1.87.1.2                       EnCorp, Inc.               Corporation        Delaware              Hardware/software manufacturer
                                                                                                   for the management of
                                                                                                   distributed generation
1.88                           Caribe Verde (SJG) Inc.    Corporation        Puerto Rico           Debtor entity; foreign utility
                                                                                                   company; to be dissolved
1.89                           Seminole Capital LLC       Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.89.1                         Cheyenne Finance S.a.r.l.  Corporation        Luxembourg            Inactive; to be dissolved
1.89.1.1                       Cherokee Finance V.O.F     General PartnershipThe Netherlands       Special Purpose Entity; to be
                                                                                                   divested or dissolved
1.89.1.1.1                     Enron Capital Ventures, LLCLimited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.89.1.1.1.1                   EBS Ventures, L.L.C.       Limited Liability  Delaware              Special Purpose Entity; to be
                                                          Company                                  divested or dissolved
1.89.1.1.1.1.1                 EBS Braveheart, L.L.C.     Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.89.1.1.1.1.2                 JJB-1 Asset, L.L.C.        Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.89.1.1.1.1.3                 JJB-II Asset, L.L.C.       Limited Liability  Delaware              Special purpose entity; to be
                                                          Company                                  dissolved
1.89.1.1.1.1.4                 MEB-I, L.L.C.              Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.89.1.1.1.1.5                 MEB-II, L.L.C.             Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.90                           Sequoia Financial Assets,  Limited Liability  Delaware              Special purpose entity; to be
                               LLC                        Company                                  dissolved
1.91                           Shelby Ltd.                Company            Cayman Islands        Liquidator for Dutch B.V.'s;
                                                                                                   to be dissolved
1.92                           Smith Street Land Company  Corporation        Delaware              Debtor entity; real estate
                                                                                                   developer; non-utility holding
                                                                                                   company; to be dissolved
1.92.1                         Enron Renewable Energy     Corporation        Delaware              Intermediate non-utility
                               Corp.                                                               holding company; to be
                                                                                                   dissolved
1.92.1.1                       Enron Solar Energy, LLC    Limited Liability  Delaware              Inactive
                                                          Company
1.92.1.2                       Enron Wind LLC             Limited Liability  California            Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.92.1.2.1                     Enron Wind Domestic        Limited Liability  California            Intermediate non-utility
                               Holding LLC                Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.1.1                   Enron Wind Development LLC Limited Liability  California            Debtor entity; exempt
                                                          Company                                  wholesale generator/qualifying
                                                                                                   facility developer; to be
                                                                                                   dissolved
1.92.1.2.1.1.1                 Enron Wind Lake Benton LLC Limited Liability  Delaware              Debtor entity; intermediate
                                                          Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.92.1.2.1.1.2                 Green Power Partners I LLC Limited Liability  Delaware              Debtor entity; exempt
                                                          Company                                  wholesale generator;
                                                                                                   qualifying facility; to be
                                                                                                   dissolved
1.92.1.2.1.1.3                 Enron Wind Lake Benton II  Limited Liability  Delaware              Intermediate non-utility
                               LLC                        Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.1.1.4                 Enron Wind Storm Lake I    Limited Liability  Delaware              Debtor entity; intermediate
                               LLC                        Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.92.1.2.1.1.5                 Enron Wind Storm Lake II   Limited Liability  Delaware              Debtor entity; intermediate
                               LLC                        Company                                  non-utility holding company;
                                                                                                   to be dissolved
1.92.1.2.1.1.5.1               Storm Lake II Power        Limited Liability  Delaware              Intermediate non-utility
                               Associates LLC             Company                                  holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.1.5.1.1             Storm Lake II Holdings LLC Limited Liability  Delaware              Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.1.5.1.1.1           Storm Lake Power Partners  Limited Liability  Delaware              Exempt wholesale generator; to
                               II LLC                     Company                                  be divested or dissolved
1.92.1.2.1.1.6                 Zond Iowa Development LLC  Limited Liability  California            Inactive; to be dissolved
                                                          Company
1.92.1.2.1.1.7                 Zond Palm Springs          Limited Liability  California            Inactive; to be dissolved
                               Development LLC            Company
1.92.1.2.1.1.7.1               Palm Springs Wind          General            California            Inactive; to be dissolved
                               Developers                 Partnership
1.92.1.2.1.2                   Enron Wind Systems, LLC    Limited Liability  California            Debtor entity; exempt
                                                          Company                                  wholesale generator and
                                                                                                   intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.92.1.2.1.2.1                 Enron Wind Overseas        Private Limited    England               Inactive*; to be dissolved
                               Development Limited        Company
1.92.1.2.1.2.1.1               Enron Wind Overseas        Branch             Spain                 Inactive; to be dissolved
                               Development Limited,
                               Spanish Branch
1.92.1.2.1.2.1.2               Enron Wind Ireland Limited Private Limited    Ireland               Inactive; to be dissolved
                                                          Company
1.92.1.2.1.2.1.2.1             AWC Limited                Private Limited    Ireland               Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.2                 Mesa Wind Developers       General PartnershipCalifornia            Exempt wholesale
                                                                                                   generator/qualifying facility
                                                                                                   developer; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.3                 Painted Hills Wind         General PartnershipCalifornia            Exempt wholesale
                               Developers                                                          generator/qualifying facility
                                                                                                   developer; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.4                 Triveni Zond Private                          India, Delhi          Inactive; to be dissolved
                               Limited
1.92.1.2.1.2.5                 Zond Mesa-VGIV LLC         Limited Liability  California            Inactive; to be divested or
                                                          Company                                  dissolved
1.92.1.2.1.2.5.1               Zond Construction LLC      Limited Liability  California            Construction management
                                                          Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.5.1.1             Mesa Construction Company  General PartnershipCalifornia            Construction company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.5.2               Zond Construction II LLC   Limited Liability  California            Construction management company
                                                          Company
1.92.1.2.1.2.5.2.1             Mesa Construction Company  General PartnershipCalifornia            Construction company; to be
                               II                                                                  divested or dissolved
1.92.1.2.1.2.6                 Zond Pacific, LLC          Limited Liability  Hawaii                Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.92.1.2.1.2.7                 Zond Windsystem Energy     General PartnershipCalifornia            Wind energy operation and
                               Associates III                                                      marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.8                 Zond Windsystem Energy     General PartnershipCalifornia            Wind energy operation and
                               Associates IV                                                       marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.9                 Zond Windsystem Energy     Limited PartnershipCalifornia            Wind energy operation and
                               Associates IX                                                       marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.10                Zond Windsystem Energy     General PartnershipCalifornia            Wind energy operation and
                               Associates VII                                                      marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.11                Zond Windsystem Energy     General PartnershipCalifornia            Wind energy operation and
                               Associates IV                                                       marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.12                Zond Windsystem Energy     Limited PartnershipCalifornia            Wind energy operation and
                               Associates X                                                        marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.13                Zond Windsystem Energy     Limited PartnershipCalifornia            Wind energy operation and
                               Associates XI                                                       marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.14                Zond Windsystem Energy     General PartnershipCalifornia            Wind energy operation and
                               Associates XII                                                      marketing company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.15                Zond Windsystems           Limited Liability  California            Qualifying facility management
                               Management LLC             Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.15.1              Zond PanAero Windsystems   Limited PartnershipCalifornia            Exempt wholesale generator and
                               Partners I                                                          qualifying facility; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.16                Zond Windsystems           Limited Liability  California            Qualifying facility management
                               Management II LLC          Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.16.1              Zond PanAero Windsystems   Limited PartnershipCalifornia            Exempt wholesale generator and
                               Partners II                                                         qualifying facility; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.17                Zond Windsystems           Limited Liability  California            Qualifying facility management
                               Management III LLC         Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.17.1              Zond Windsystem Partners,  Limited PartnershipCalifornia            Exempt wholesale generator and
                               Ltd. Series 85 -A                                                   qualifying facility; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.17.1.1            Sagebrush Partner          Corporation        California            Intermediate non-utility
                               Seventeen, Inc.                                                     holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.18                Zond Windsystems           Limited Liability  California            Qualifying facility management
                               Management IV LLC          Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.18.1              Zond Windsystem Partners,  General PartnershipCalifornia            Exempt wholesale generator and
                               Ltd. Series 85 -B                                                   qualifying facility; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.18.1.1            Sagebrush Partner          Corporation        California            Intermediate non-utility
                               Eighteen, Inc.                                                      holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.19                Zond Windsystems           Limited Liability  California            Qualifying facility management
                               Management V LLC           Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.1.2.19.1              Zond Windsystem Partners,  General PartnershipCalifornia            Exempt wholesale generator and
                               Ltd. Series 85 -C                                                   qualifying facility; to be
                                                                                                   divested or dissolved
1.92.1.2.1.2.20                Zond Windsystems Operating Limited Liability  California            Qualifying facility management
                               LLC                        Company                                  company; to be divested or
                                                                                                   dissolved
1.92.1.2.2                     Enron Wind International   Limited Liability  California            Holding company for
                               Holding LLC                Company                                  international assets; to be
                                                                                                   dissolved
1.92.1.2.2.1                   Enron Wind Cayman Holding  Company            Cayman Islands        Intermediate non-utility
                               Corp.                                                               holding company; to be
                                                                                                   dissolved
1.92.1.2.2.1.1                 Enron Wind Cayman Holding  Company            Cayman Islands        Intermediate non-utility
                               Honduras, Ltd.                                                      holding company; to be
                                                                                                   dissolved
1.92.1.2.2.1.2                 Zond Cayman Corporation    Company            Cayman Islands        Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.92.1.2.2.1.3                 Zond Honduras LLC          Limited Liability  Cayman Islands        Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.2.1.3.1               Honduras Power Partners S. Variable Capital   Honduras              Wind power project developer;
                               de R.L. de C.V.            Limited Liability                        to be dissolved
                                                          Corporation
1.92.1.2.2.1.4                 Zond Power Partners of     Limited Liability  Cayman Islands        Intermediate non-utility
                               Honduras LLC               Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.2.2                   Enron Wind de Espana, SL   Private Limited    Spain                 Wind power project developer;
                                                          Company                                  to be dissolved
1.92.1.2.2.3                   Enron Wind Development     Private Limited    The Netherlands       Intermediate non-utility
                               Holdings B.V.              Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.2.3.1                 Crete Hellas Holdings B.V. Private Limited    The Netherlands       Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   divested or dissolved
1.92.1.2.2.3.1.1               Iweco Megali Vrissi S.A.   Public Limited     Greece                Foreign utility company; to be
                                                          Company                                  divested or dissolved
1.92.1.2.2.3.1.2               Aeolos S.A.                Public Limited     Greece                Foreign utility company; to be
                                                          Company                                  divested or dissolved
1.92.1.2.2.3.2                 Enron Wind Hellas S.A. -   Public Limited     Greece                Inactive; to be divested or
                               Operation and Maintenance  Company                                  dissolved
                               Services of Wind Power
                               Stations
1.92.1.2.2.3.3                 Enron Wind Hellas S.A. -   Public Limited     Greece                Inactive; to be divested or
                               Construction Management    Company                                  dissolved
                               Services of Wind Power
                               Stations
1.92.1.2.2.4                   Eoloelectrica Zond de      Variable Capital   Honduras              Wind power project developer;
                               Honduras S.A. de C.V.      Limited Liability                        to be divested or dissolved
                                                          Corporation
1.92.1.2.2.5                   Zond Chile S.A.            Corporation        Chile                 Inactive; to be dissolved
1.92.1.2.3                     Enron Wind Expat LLC       Limited Liability  California            Inactive; to be dissolved
                                                          Company
1.92.1.2.4                     Enron Wind Technology LLC  Limited Liability  California            Intermediate non-utility
                                                          Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.4.1                   Enron Wind Corp. Holdings  Private Limited    The Netherlands       Intermediate non-utility
                               B.V.                       Company                                  holding company; to be
                                                                                                   dissolved
1.92.1.2.4.1.1                 Enron Wind Denmark ApS     Corporation        Denmark               Intermediate non-utility
                                                                                                   holding company; to be
                                                                                                   dissolved
1.92.1.2.4.1.2                 Enron Wind Holding GmbH    Private Limited    Germany               Intermediate non-utility
                                                          Liability Company                        holding company; to be
                                                                                                   dissolved
1.92.1.2.4.1.2.1               Enron Wind GmbH            Private Limited    Germany               Inactive; to be dissolved
                                                          Liability Company
1.92.1.2.4.1.2.2               Enron Wind Service GmbH    Private Limited    Germany               Inactive; to be dissolved
                                                          Liability Company
1.92.1.2.4.1.3                 Enron Wind Italia S.r.l.   Private Limited    Italy                 Inactive; to be dissolved
                                                          Company
1.92.1.2.4.1.4                 Enron Wind Nat Sverige AB  Stock Company      Sweden                Inactive; to be dissolved
1.92.1.2.4.1.5                 Enron Wind Rotor           Private Limited    The Netherlands       Inactive; to be dissolved
                               Production B.V.            Company
1.92.1.2.4.1.6                 Enron Wind Sverige AB      Stock Company      Sweden                Inactive; to be dissolved
1.92.1.2.4.1.8                 Tacke Energie Eolica, S.L. Private Limited    Spain                 Inactive; to be dissolved
                                                          Company
1.92.1.2.4.1.9                 Tacke Wind Energy India    Private Limited    India, Maharashtra    Inactive; to be dissolved
                               Private Limited            Company
1.92.1.2.4.1.9.1               Gurukripa Windfarms        Private Limited    India, Maharashtra    Wind power project company; to
                               Developers Private Limited Company                                  be divested or dissolved
1.92.1.2.4.1.9.2               Jaishree Windfarms         Private Limited    India, Maharashtra    Wind power project company; to
                               Developers Private Limited Company                                  be divested or dissolved
1.92.1.2.4.1.9.3               Krishna Windfarms          Private Limited    India, Maharashtra    Wind power project company; to
                               Developers Private Limited Company                                  be divested or dissolved
1.92.1.2.4.1.9.4               Shivam Windfarms           Private Limited    India, Maharashtra    Wind power project company; to
                               Developers Private Limited Company                                  be divested or dissolved
1.92.1.2.4.1.10                Tacke Wind Holding Private Private Limited    Mauritius             Inactive; to be dissolved
                               Limited                    Company
1.92.1.2.4.1.11                Vindkraftbolaget Utgrunden Stock Company      Sweden                Inactive; to be dissolved
                               AB
1.92.1.2.4.2                   Enron Wind Energy Systems  Limited Liability  California            Debtor entity; inactive; to be
                               LLC                        Company                                  dissolved
1.92.1.2.4.2.1                 Enron Wind Constructors LLCLimited Liability  California            Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.92.1.2.4.2.1.1               Zond Constructors II LLC   Limited Liability  California            Construction company; to be
                                                          Company                                  dissolved
1.92.1.2.4.2.1.2               Zond Minnesota             Limited Liability  Delaware              Debtor entity; inactive; to be
                               Construction Company LLC   Company                                  dissolved
1.92.1.2.4.2.2                 Enron Wind Maintenance LLC Limited Liability  California            Debtor entity; inactive; to be
                                                          Company                                  dissolved
1.92.1.2.4.2.2.1               Zond Victory Garden Phase  Limited Liability  California            Operations and Maintenance
                               IV Maintenance LLC         Company                                  Service company; to be
                                                                                                   dissolved
1.92.1.2.4.2.3                 Zond International Sales   Corporation        Barbados              Inactive; to be dissolved
                               Corp.
1.92.1.2.5                     IWECO S.A. (Interwind      Public Limited     Greece                Wind power project developer;
                               Aeolian Energy Corporation Company                                  to be divested or dissolved
                               S.A.)
1.92.1.2.5.1                   Iweco Agios Nikolias S.A.  Public Limited     Greece                Wind power project developer;
                                                          Company                                  to be divested or dissolved
1.92.1.2.5.2                   Iweco Vourkoti S.A.        Public Limited     Greece                Wind power project developer;
                                                          Company                                  to be divested or dissolved
1.92.1.2.5.3                   Iweco Cavo d'Oro S.A.      Public Limited     Greece                Wind power project developer;
                                                          Company                                  to be divested or dissolved
1.92.1.2.5.4                   Iweco Chonos Crete S.A.    Public Limited     Greece                Wind power project developer;
                                                          Company                                  to be divested or dissolved
1.92.1.2.5.5                   Iweco Neapoli Lakonias     Public Limited     Greece                Wind power project developer;
                               S.A.                       Company                                  to be divested or dissolved
1.93                           TerraCo, LLC               Limited Liability  Delaware              To hold real property; to be
                                                          Company                                  divested or dissolved
1.94                           Yellowknife Investors,     Corporation        Delaware              Inactive; to be dissolved
                               Inc.
1.94.1                         Marengo, L.P.              Limited PartnershipDelaware              Inactive; to be dissolved
1.94.1.1                       Klondike River Assets,     Limited Liability  Delaware              Inactive; to be dissolved
                               L.L.C.                     Company
1.94.1.2                       Yukon River Assets, L.L.C. Limited Liability  Delaware              Inactive; to be dissolved
                                                          Company
1.95                           Yosemite Securities        Private Limited    Jersey                Intermediate holding company;
                               Company, Ltd.              Company                                  to be divested or dissolved



          On December 2, 2001, Enron and certain of its subsidiaries each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. Additional Enron subsidiaries have filed voluntary petitions since that time. It is estimated that Enron had in excess of 2,500 subsidiaries prior to its bankruptcy filing. Enron's bankruptcy was followed by the dismissal of its auditors, Arthur Andersen LLP, investigations by numerous state and federal agencies, and the filing of numerous law suits. A significant number of Enron employees were terminated from their positions or left the company voluntarily for employment elsewhere, and many Enron subsidiaries and assets have been sold, wound down, and or closed. All these factors have caused significant disruption at Enron and it is impossible to state with certainty what assets and subsidiaries currently comprise the Enron group of companies. Nevertheless, based on information obtained from Enron's corporate secretary and other employees, Enron's bankruptcy counsel, Weil, Gotshal and Manges, LLP, and public sources, Enron has been able to compile a list that is believed to be substantially accurate. The list describes, to the best of Enron's knowledge, all the companies which qualify as subsidiaries of Enron.

          In addition, on November 29, 2001, and on various dates thereafter, certain foreign affiliates of Enron in England went into administration. Shortly thereafter, various other foreign affiliates also commenced (either voluntarily or involuntarily) insolvency proceedings in Australia, Singapore, and Japan. Additional filings have continued world-wide and insolvency proceedings for foreign affiliates are continuing for various companies registered in Argentina, Bahamas, Bermuda, Canada, the Cayman Islands, France, Germany, Hong Kong, India, Italy, Mauritius, the Netherlands, Peru, Spain, Sweden, and Switzerland. Once a foreign affiliate is placed into a foreign insolvency proceeding, control of the foreign affiliate along with the management and distribution of its assets will generally be transferred to an insolvency practitioner, such as an administrator, receiver, or liquidator. Thus, commencement of most foreign proceedings results in a loss of ultimate control by Enron and its subsidiaries over the assets of the foreign affiliate. The foreign affiliates in insolvency proceedings are indicated in the list. By including such companies in the list, Enron does not concede that these companies are currently direct or indirect Enron subsidiaries as such term is defined under Section 2(a)(8) of the Act.